Exhibit 10.1

SUBLEASE AGREEMENT

        This SUBLEASE made this   6th   day of  June   , 2007, by and between MERLIN TECHNICAL SOLUTIONS, INC., a Colorado corporation, whose address is 48 Inverness Court East, Englewood, Colorado 80112 (“Sublessor”), and DISABOOM, INC, a Colorado corporation, whose address is Suite A-306, 7730 East Belleview Avenue, Greenwood Village, Colorado 80111 (“Subtenant”).

WITNESSETH:

        WHEREAS, Sublessor has entered into that certain Office Building Lease (“Prime Lease”) dated February 6, 2002  and as amended by that certain First Amendment to Office Lease dated October 16, 2002 and as amended by that certain Second Amendment to Office Lease Agreement dated May 26, 2004 and as amended by that certain Third Amendment to Office Lease Agreement dated October 19, 2004 between LBA REALTY FUND III as successor to Koll Bren Fund VI, L.P., (“Prime Landlord”), as Landlord, and Sublessor, as Tenant, covering Suite A-306 in the building known as Financial Plaza, (“Building”) located at 7730 East Belleview Avenue, Greenwood Village, Colorado 80111 (such lease is hereinafter referred to as the “Prime Lease” and such premises are hereinafter referred to as the “Premises”); and

        WHEREAS, Sublessor wishes to sublet the Premises to Subtenant and Subtenant wishes to sublease the same from Sublessor upon all of the terms and provisions herein set forth.

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1.        Sublessor hereby subleases to Subtenant and Subtenant hereby subleases from Sublessor the Premises, together with the appurtenances, situated in the County of Arapahoe, State of Colorado, more particularly described as follows:

The Building, Suite A-306, 7730 E. Belleview Avenue, Greenwood Village, Colorado 80111, Colorado, containing approximately 6,572 rentable square feet,

for a term (“Term”) to commence on June 15, 2007 (the “Commencement Date”) and to expire on July 31, 2009, subject to this Sublease and upon the rentals, terms, covenants, conditions and provisions hereinafter set forth. This Agreement shall be VOID if Prime Landlord’s written consent to this Sublease Agreement, as described in Paragraph 16 below, is not received by 5:00 p.m. Mountain Standard Time on June 7, 2007.

    2.        Subtenant covenants and agrees to pay to Sublessor without offset or deduction the monthly base rental on the first day of each month during the Term, commencing on August 1, 2007 in the amount of $7,667.33 per month. The security deposit described in paragraph 19 of this Agreement is due upon the delivery of the signed Sublease Agreement. Sublessor shall make monthly rent payments directly to the Prime Landlord, and provide Subtenant an electronic copy of each monthly rent payment paid to Landlord by Sublessor as evidence that Sublessor is performing all of its lease obligations.

    3.        The parties agree that this Sublease shall be subject and subordinate to all of the terms, covenants, conditions and provisions of the Prime Lease and to all the title and other matters to which the Prime Lease is subject or subordinate. A copy of the Prime Lease has been delivered to and examined, reviewed and approved by Subtenant.

    4.        The terms, covenants, conditions and provisions in the Prime Lease (including, but not limited to, the remedies provided thereunder) are incorporated herein by reference, and shall, as between Sublessor and Subtenant, constitute the terms, covenants, conditions and provisions of this Sublease, except to the extent that they are inapplicable to, inconsistent with, or modified by the provisions of this Sublease. The parties agree to observe and perform the terms, covenants, conditions and provisions on their respective parts to be observed and performed hereunder, including, but not limited to, those terms, covenants, conditions and provisions of the Prime Lease which are incorporated herein.

    5.        Subtenant shall, in no case, have any rights in respect of the Premises greater than Sublessor’s rights under the Prime Lease.

    6.        The performance by Sublessor of any of the terms and conditions of this Sublease upon the Sublessor’s part to be performed shall be subject and dependent upon the performance by the Prime Landlord under the Prime Lease of the terms, covenants, conditions and provisions, expressed or implied, of the Prime Lease on the part of the Prime Landlord under the Prime Lease to be performed, and Sublessor shall be under no obligation or liability whatsoever to the Subtenant in the event that the Prime Landlord shall fail to perform any of the terms or conditions contained therein on the part of the Prime Landlord to be performed.

    7.        Nothing contained in this Sublease shall be construed to create privity of estate or of contract between Subtenant and the Prime Landlord. Subtenant shall not do or permit to be done any act or thing which will constitute a breach or violation of any of the terms, covenants, conditions or provisions of the Prime Lease.

    8.        Subtenant will indemnify and hold Sublessor harmless from and against all losses, costs, damages, expenses and liability, including, but not limited to, reasonable attorneys’ fees, which Sublessor may incur or pay out by reason of any injury to persons or property occurring in, on or about the Premises, or by reason of any breach or default hereunder on Subtenant’s part or by reason of any work done in or to the Premises or any act or negligence on the part of Subtenant. Subtenant shall cause Prime Landlord and Sublessor to be listed as an additional insured on all public liability, property damage and fire and extended coverage insurance procured by Subtenant relating to the Premises in accordance with the terms of the Prime Lease.

    9.        Subtenant acknowledges that it is accepting the Premises in its present “as is” condition, and that neither the Prime Landlord nor Sublessor shall have any obligations to make any renovations or improvements to the Premises. Subtenant shall perform all necessary work at its sole cost and expense in accordance with the terms of the Prime Lease in order to ready the Premises for the operation of Subtenant’s business therein.

    10.        Sublessor’s refusal to consent to or approve any matter or thing, whenever Sublessor’s consent or approval is required under the terms of this Sublease, shall be deemed reasonable if, inter alia, the Prime Landlord has refused to give such consent or approval.

    11.        Notices and other communications hereunder shall be in writing, and shall be given or made by certified mail addressed to the parties at their respective addresses set forth above, or at any other address which either party may hereafter designate for such purpose by a written notice.

    12.        Subtenant shall promptly deliver to Sublessor copies of all notices received by Subtenant from the Prime Landlord and copies of all notices served upon the Prime Landlord under the terms of the Prime Lease.

    13.        If, through no breach or default of the Sublessor, the term of the Prime Lease is terminated prior to the expiration date of this Sublease, this Sublease shall thereupon be terminated, and Sublessor shall not be liable to Subtenant by reason thereof except for any prepaid rent which shall be prorated to the time of actual eviction following termination. If the Prime Lease is terminated because of a breach or default by the Sublessor under the Prime Lease, then Sublessor shall be liable for moving expenses not-to-exceed five thousand ($5,000) dollars.

    14.        Subtenant agrees to vacate the Premises on or before July 31, 2009 and to leave the Premises in a broom-clean state unless Subtenant has entered into a separate lease with Prime Landlord. Subtenant shall have no option to renew or options for additional space under this Agreement.

    15.        Sublessor warrants and agrees to save and hold Subtenant and Prime Landlord harmless from any and all leasing commissions (including renewals, extensions, or options), costs and liability with respect to Subleased Premises regarding any broker or real estate broker. The parties hereto agree that any leasing or brokerage commissions are to be paid pursuant to a separate agreement to which Subtenant is not a party.

    16.        This Sublease is subject to and conditioned upon Prime Landlord’s consent in writing, which consent shall approve Subtenant’s use of the premises as general offices. If such consent is not obtained on or before the Commencement Date, then this Sublease shall be void and terminated and the base rent prorated. In the event Subtenant obtains possession of the Premises prior to the Prime Landlord’s approval, Subtenant agrees to immediately vacate the Premises in the event this Sublease is terminated and to indemnify and hold Sublessor and Prime Landlord harmless from and against any losses, costs, damages, expenses, and liability arising from its holding over, including attorneys’ fees.

    17.        Notwithstanding anything contained in the Prime Lease to the contrary, Subtenant shall not by operation of law or otherwise assign, sublet, mortgage, pledge or otherwise encumber this Sublease, without the prior written consent of the Sublessor and the Prime Landlord in each instance. Any assignment or subletting, or purported assignment or subletting without such consent shall be void and of no effect.

    18.        This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, successors in interest and assigns.

    19.        The security deposit in the amount of $7,667.33 shall be returned to the Subtenant, or written accounting made therefore, listing the exact reasons for the retention of any portion of the security deposit, together with the balance of the security deposit, within sixty (60) days after termination of this sublease or surrender and acceptance of the Premises. The Sublessor shall make any written statement by mailing said the statement to the last known address of Subtenant.

    20.        Subtenant covenants and agrees to pay to Sublessor without offset or deduction the monthly reserved parking charges of $220.00 for eleven (11) reserved covered parking spaces. Sublessor shall provide Subtenant an electronic copy of each monthly payment made for such parking charges as evidence that Sublessor is performing all of its lease obligations.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

WITNESS: //signed// WITNESS: /s/ Daniel L. Carnahan	SUBLESSOR: MERLIN TECHNICAL SOLUTIONS, INC. By: /s/ James C. Regele Its: VP/COO SUBTENANT: DISABOOM, INC. By: /s/ Jay D. Belk Its: Director, Disaboom, Inc

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FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE ("First Amendment") is entered into as of the 16 day of OCTOBER, 2002 (the "Effective Date"), by and between KOLL BREN FUND, VI, L.P., a Delaware limited partnership ("Landlord") and MERLIN SOFTWARE CORPORATION, a Colorado corporation d/b/a MERLIN TECHNICAL SOLUTIONS, INC., also known as ("Tenant").

RECITALS

A. Koll Bren Fund VI, L.P., a Delaware limited partnership, as the Landlord, and Merlin Software Corporation, a Colorado corporation d/b/a Merlin Technical Solutions, Inc., entered into that certain Office Lease Agreement dated February 6, 2002 ("Lease"), with respect to certain premises comprising approximately 1,214 rentable square feet located on the third floor of the building known as Financial Plaza located at 7730 East Belleview Avenue, Greenwood Village, Colorado ("Building") and known as Suite A-301 ("Original Premises").

B. The Lease term for the Original Premises terminates on May 31, 2005.

C. Landlord and Tenant hereby desire to amend the Lease to relocate the Tenant to new premises within the Building consisting of 1,555 rentable square feet located on the fourth floor of the Building and known as Suite A-410 ("New Premises"); ii) extend the term for the New Premises for forty-one (41) months commencing on November 1, 2002; and iii) to terminate the tenancy of the Original Premises and Landlord has agreed to the same, subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual obligations and covenants contained in this First Amendment and the Lease, as amended, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Premises. Commencing on November 1, 2002, the Premises under the Lease shall be amended to mean approximately 1,555 rentable square feet on the fourth floor of the Building located at 7730 East Belleview Avenue, Greenwood Village, Colorado known as Suite A-410 as outlined on the diagram attached hereto as Exhibit A and incorporated herein by this reference.

2. Term. The term of the Lease with respect to the New Premises shall commence on November 1, 2002 (the "New Premises Effective Date"), and shall expire on March 31, 2006 ("New Premises Extension Term"). Upon the New Premises Effective Date, both Landlord and Tenant shall be relieved of their obligations under the Lease with respect to the Original Premises only, except those obligations accruing prior to the New Premises Effective Date.

3. Rent for the New Premises. Tenant's monthly Base Rent for the New Premises during the New Premises Extension Term shall be the following through the expiration of the New Premises Extension Term:

Term	**$ Per Sq. Ft.**	**Annual Rent**	**Monthly Rent**
11-1-02 to 3-31-03	$0	$0	$0
4-1-03 to 3-31-04	$16.00	$24,880.00	$2,073.33
4-1-04 to 3-31-05	$16.50	$25,657.50	$2,138.13
4-1-05 to 3-31-06	$17.00	$26,435.00	$2,202.92

The above referenced dates are estimates only and will be adjusted, if at all, when the New Premises Effective Date is known and the Landlord Work described in Paragraph 4 below is completed. Tenant shall deliver the sixth month's rent for the New Premises Extension Term upon execution of this First Amendment.

The parties acknowledge that the rental rates specified above are based on the representation from Tenant that it is not represented by a broker in the transaction contemplated by this First Amendment. The above referenced rent schedule for the New Premises Extension Term is subject to modification in the event Tenant elects to use the services of a real estate broker in the transaction contemplated by this First Amendment.

4. Tenant Improvements for the New Premises. Landlord agrees to act as construction manager for construction of certain tenant improvements and Landlord agrees to deliver the New Premises to the Tenant and construct the tenant improvements at its sole cost ("Landlord Work") in reasonable accordance with the plans and specifications approved by Landlord and Tenant dated September 5, 2002, prepared by Tenant Planning Services ("Approved Plans and Specifications"). Landlord shall select the contractor to complete the Landlord Work per the Approved Plans and Specifications, and except as set forth herein, shall have no further obligations thereafter with respect to repair or replacement of items in the New Premises except as set forth in the Lease. All cabling and moving expenses from the Original Premises to the New Premises shall be at the sole cost of Landlord, provided, however, all moving and cabling shall be by a Building approved vendor. Notwithstanding the foregoing, Landlord shall also provide up to Eight Thousand Dollars ($8,000.00) to Tenant for new stationery ("Stationery Allowance"). Landlord shall pay Tenant the Stationery Allowance within thirty (30) days after presentation of invoices from Tenant. Any amount of the Stationery Allowance not requested by Tenant to be reimbursed by Landlord within ninety (90) days of the New Premises Effective Date shall be deemed forfeited by Tenant. Landlord shall cause the Landlord Work to be substantially completed prior to the New Premises Effective Date other than punch list items which shall be corrected within thirty (30) days thereafter. All of the Landlord Work shall be performed by Landlord during regular Building Standard hours and if Tenant elects to have Landlord's Work completed outside Building Standard hours, the additional expense shall be borne solely by Tenant. Subject to the provisions hereof, Tenant agrees to accept the New Premises in its "as-is" condition. Tenant is not entitled to any improvements thereto or thereof or to any

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allowance or credit for improvements thereto or thereof, except as set forth specifically herein and it is agreed that any prior tenant finish allowance other than that set forth herein is void.

5. Building Square Footage. Commencing as of the New Premises Effective Date set forth herein, the parties agree and acknowledge that the Building contains 133,315 square feet and Tenant's Prorata Share is 1.1664%.

6. Parking. Commencing on the New Premises Effective Date, Tenant shall have the right to use five (5) non-exclusive parking spaces, two (2) of which will be non-reserved and covered at no charge for the New Premises Extension Term, with the remaining three (3) surface, non-reserved spaces to be at no charge for the entirety of the New Premises Extension Term.

7. Inducement Recapture in Event of Default. Any agreement by Landlord for free or abated rent or other charges applicable to the New Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant's entering into this First Amendment, including, but not limited to, any tenant finish allowance, moving allowance, Stationery Allowance or free parking, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions of the Lease and this First Amendment to be performed or observed by Tenant during the term hereof as the same may be extended. Upon the occurrence of an Event of Default (as defined in Article 24) of the Lease by Tenant, any such Inducement Provision shall automatically be deemed deleted from the Lease and this First Amendment and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord, and recoverable by Landlord, as additional rent due under the Lease or this First Amendment, notwithstanding any subsequent cure of said Event of Default by Tenant. The acceptance by Landlord of rent or the cure of the Event of Default which initiated the operation of this Section 7 shall not be deemed a waiver by Landlord of the provisions of this Section 7 unless specifically so stated in writing by Landlord at the time of such acceptance.

8. Notice. The address for Tenant under Section 34 of the Lease is deleted and replaced with the following:

If to Tenant: Merlin Software Corporation
7730 East Belleview Avenue
Suite A-410
Attn: David Phelps
Telephone: 303.221.0797
Facsimile: 303.221.0534

9. Contingency. This First Amendment is expressly contingent upon the vacating of the New Premises by the current tenant. In the event the New Premises are

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not vacated by the present tenant, then the terms of this First Amendment are null and void. In addition, this First Amendment is contingent upon the rejection of the Right of First Offer encumbrance for another tenant.

10. Miscellaneous.

(a) In the event of any litigation arising out of or in connection with this First Amendment, the prevailing party shall be awarded reasonable attorney's fees, cost and expenses.

(b) The Lease, as amended, and as modified herein remains in full force and effect and is ratified by Landlord and Tenant. In the event of any conflict between the Lease, as amended, and this First Amendment, the terms and conditions of this First Amendment shall control. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease, or any amendments thereto.

(c) This First Amendment is binding upon and inures to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Except as expressly provided herein, Tenant has not assigned or transferred any interest in the Lease, as amended, and has full power and authority to execute this First Amendment. Tenant has no known claims of any kind or nature against Landlord arising from or under the Lease, as amended, and there are no agreements between Landlord and Tenant other than the Lease, as amended, and as further amended hereby.

(d) Time is of the essence herein, unless waived by Landlord, which it shall have the right, but not the obligation to do.

(e) This First Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

(f) Other than as expressly provided herein, the terms and conditions of the Lease, as amended, shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the day and year first above written.

LANDLORD:
Koll Bren Fund, VI, L.P.
By: Koll Bren Schreiber Realty Advisors, Inc.
By: ______________________________
Name: Steve Jarecki
Title: Senior Vice President
Date: ______________________________

TENANT:
Merlin Software Corporation, a Colorado corporation
d/b/a Merlin Technical Solutions, Inc.
By: ______________________________
Its: PRESIDENT
Date: 10/09/02

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Exhibit A

MERLIN TECHNICAL SOLUTIONS
FINANCIAL PLAZA BUILDING A
LEVEL FOUR (4) - SUITE A-410

A
B
C
D
E
1
2
3
4
5
6
SUITE A410
1555 RSF

SECOND AMENDMENT TO OFFICE LEASE AGREEMENT

This Second Amendment to Office Lease Agreement (this "Second Amendment") is made and entered into by and between **KOLL BREN FUND VI, L.P.**, a Delaware limited partnership ("Landlord"), and **MERLIN SOFTWARE CORPORATION**, a Colorado corporation d/b/a Merlin Technical Solutions ("Tenant"), effective as of the date Landlord executes this Second Amendment as set forth on the signature page hereto (the "Effective Date").

WITNESSETH:

WHEREAS, Landlord and Tenant heretofore executed and entered into that certain Office Lease Agreement dated February 6, 2002 (the "Original Lease"), as amended by that certain First Amendment to Office Lease by and between Landlord and Tenant dated October 16, 2002 (the "First Amendment") (the Original Lease, as amended by the First Amendment, shall be hereinafter referred to as the "Lease") pursuant to which Tenant currently leases certain premises designated as Suite A-410, containing 1,555 square feet of Rentable Area (the "Premises") at the Financial Plaza office building, located at 7730 East Belleview Avenue, Greenwood Village, Colorado 80111 (the "Building"); and

WHEREAS, Landlord and Tenant desire to amend the terms of the Lease to extend the Lease Term, relocate the Premises, and to modify certain terms and provisions of the Lease, all as more particularly set forth below;

NOW, THEREFORE, for and in consideration of the premises contained herein, and other good and valuable consideration paid by each of Landlord and Tenant to the other, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Lease is hereby ratified and amended as follows:

1. Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Second Amendment.

2. Extension Term. As of the Effective Date, the Lease Term is hereby extended for a period of forty (40) calendar months commencing on April 1, 2006 and ending on July 31, 2009 (the "Extension Term"), upon and subject to all of the existing terms of the Lease except as otherwise hereafter set forth.

3. Relocation Space. Effective as August 1, 2004 (the "Relocation Date"), and subject to the conditions of Paragraph 4 below, all references to the "Relocation Space" shall mean the approximate 4,155 square feet of Rentable Area located in Suite A-303 of the Building, as more particularly described on Exhibit A attached hereto.

4. Released Space. Effective on the Relocation Date, Tenant covenants and agrees with Landlord that as a condition precedent to Tenant's occupancy of the Relocation Space, Tenant hereby surrenders the approximate 1,555 square feet of Rentable Area located in Suite A-410 of the Building (collectively, the "Released Space"), which is more particularly described on Exhibit B attached hereto, subject to the following:

24520694.2 052104 1521C 063

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(a) As of the Relocation Date, Tenant agrees to surrender the Released Space in substantially the same condition as existed upon commencement of the Lease, and with all personal property of Tenant removed therefrom. Tenant hereby releases, as of the Relocation Date, all of its right, title and interest in, and in respect of, the Released Space. Tenant covenants, agrees and represents that Tenant shall have no further right to use, occupy or have possession of the Released Space or any portion thereof after the Relocation Date.

(b) Tenant covenants and agrees that it has full right, power and authority to terminate and surrender the Released Space in the manner aforesaid.

(c) Subject to Paragraph 4(a) above and Paragraph 4(e) below, Landlord agrees (i) to forever release and discharge Tenant from all obligations, covenants and agreements of Tenant arising under or in connection with the Released Space after the Relocation Date and (ii) not to sue Tenant for obligations, covenants and agreements of Tenant arising under or in connection with the Released Space after the Relocation Date.

(d) Tenant agrees (i) to forever release and discharge Landlord from all obligations, covenants and agreements of Landlord arising under or in connection with the Released Space and (ii) not to sue Landlord for obligations, covenants and agreements of Landlord arising under or in connection with the Released Space.

(e) Notwithstanding anything to the contrary herein contained, the parties acknowledge and agree that each shall continue to be fully liable to the other to the extent set forth in the Lease for any claim for personal injury or property damage arising prior to the Relocation Date. Tenant shall also be responsible for any Excess Basic Costs reimbursable that may be due, when the actual Excess Basic Costs for the calendar year 2004 for the Building are determined in 2005.

(f) Tenant covenants and agrees with Landlord that Tenant shall make or cause to be made any further assurances of the termination and the surrender of the Released Space as Landlord may reasonably require from time to time.

5. Confirmation of Premises. Effective on and as of the Relocation Date, the "Premises" shall consist of Suite A-303. The Premises shall contain 4,155 square feet of Rentable Area.

6. Base Rental. Commencing on and as of Relocation Date, the monthly installment of Base Rental for the Premises shall be as follows:

(a) For the period commencing on the Relocation Date and continuing through May 31, 2005, the monthly installment of Base Rental shall be $5,837.78 (equal to $16.86 per square foot of Rentable Area);

(b) For the period commencing on June 1, 2005 and continuing through May 31, 2006, the monthly installment of Base Rental shall be $5,955.50 (equal to $17.20 per square foot of Rentable Area);

24520694.2 052104 1521C 063

2

(c) For the period commencing on June 1, 2006 and continuing through August 31, 2007, the monthly installment of Base Rental shall be $6,097.46 per month (equal to $17.61 per square foot of Rentable Area); and

(d) For the period commencing on September 1, 2007 and continuing through July 31, 2009, the monthly installment of Base Rental shall be $6,184.03 per month (equal to $17.86 per square foot of Rentable Area).

7. Expense Base. Effective on the Relocation Date, Landlord and Tenant acknowledge and agree that (i) the Expense Base, as set forth in the Basic Lease Information, for the Relocation Space shall be the calendar year 2004 and (ii) Tenant's Pro Rata Share, as set forth in the Basic Lease Information of the Original Lease, shall be 3.1167% (4,155 rsf / 133,315 rsf).

8. Condition of Relocation Space. The Relocation Space is hereby leased to Tenant in its "AS-IS," "WHERE-IS," and "WITH ALL FAULTS" condition and Landlord shall have no obligation to refurbish or otherwise improve the Relocation Space for the Lease Term; provided that, Landlord shall, at Landlord's sole cost and expense, perform those certain tenant improvements in accordance with the terms and provisions of the Work Letter, attached hereto as Exhibit C, and the plans, attached hereto on *Schedule One*.

9. Notices. Effective as of the Effective Date, Landlord's address for notices under the Lease, as specified in the Basic Lease Information of the Original Lease, shall be amended to be as follows:

Landlord

Local Address for Notice:

Transwestern Commercial Services
7720 E. Belleview Ave., Suite BG4
Greenwood Village, Colorado 80111

With a copy to:

Koll Bren Fund VI, L.P.
c/o Koll Bren Schreiber Realty Advisors, Inc.
4343 Von Karman
Newport Beach, California 92660
Attn: Samuel DePoy, Senior Vice President

Tenant

Merlin Software Corporation d/b/a Merlin Technical Solutions
7730 East Belleview Avenue, Suite A-303
Greenwood Village, Colorado 80111

24520694.2 052104 1521C 063

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10. Parking. Effective on the Relocation Date, Landlord and Tenant acknowledge and agree that Item 1 on *Exhibit E* shall be deleted in its entirety and replaced with the following: "Tenant shall receive fourteen (14) parking spaces of which there will be (i) seven (7) unreserved, covered parking spaces in a location determined by Landlord, at the additional cost to Tenant of $20.00 per parking space per month (the "Parking Charge"), plus any taxes, during the Lease Term and (ii) seven (7) unreserved, uncovered parking spaces at no additional cost to Tenant during the Lease Term. No allowances or deductions in the Parking Charge shall be made for days an individual does not use the parking facilities."

11. Old Provisions. Effective on the Effective Date, Landlord and Tenant acknowledge and agree that Exhibit D and Exhibit D-1 of the Original Lease and Paragraph 4 of the First Amendment are hereby deleted in their entirety and of no further force or effect.

12. Broker. Tenant warrants that it has had no dealings with any broker or agent other than Transwestern Commercial Services (the "Broker") in connection with the negotiation or execution of this Second Amendment, and Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses, or liability for commissions or other compensations or charges claimed by any broker or agent, other than the Broker, with respect to this Second Amendment.

13. Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall supersede and control.

14. Counterparts/Facsimiles. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Second Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.

[SIGNATURE PAGE TO FOLLOW]

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SIGNATURE PAGE TO SECOND AMENDMENT TO OFFICE LEASE AGREEMENT
BY AND BETWEEN KOLL BREN FUND VI, L.P., AS LANDLORD, AND
MERLIN SOFTWARE CORPORATION, AS TENANT

IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused these presents to be executed as of the Effective Date set forth herein.

LANDLORD:

KOLL BREN FUND VI, L.P.,
a Delaware limited partnership

By: Koll Bren Schreiber Realty Advisors, Inc., a Delaware corporation, as agent

By: ______________________
Samuel DePoy,
Senior Vice President

Date: May ___, 2004

TENANT:

MERLIN SOFTWARE CORPORATION, a Colorado corporation d/b/a Merlin Technical Solutions

By: James C Regele
Name: JAMES C. REGELE
Title: V.P.

Date: May 26, 2004

24520694.2 052104 1521C 063

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EXHIBIT A

DESCRIPTION OF THE RELOCATION SPACE

LIMIT OF CONSTRUCTION FOR
MERLIN TECHNICAL SOLUTIONS
4,153 RSF (APPROX.)
CONFERENCE ROOM
OFFICE
RECEPTION
WORK RM
SERVER
BREAK RM
OPEN AREA
FILE CABINETS
COPIER
DN
UP
C
D
E

A-1

EXHIBIT B

DESCRIPTION OF THE RELEASED SPACE

SUITE #A410
1555 R.S.F. (APPROX.)

B-1

EXHIBIT C
WORK LETTER

THIS WORK LETTER is attached as *Exhibit C* to the Second Amendment between **KOLL BREN FUND VI, L.P.**, a Delaware limited partnership, as Landlord, and **MERLIN SOFTWARE CORPORATION**, a Colorado corporation d/b/a Merlin Technical Solutions, as Tenant, and constitutes the further agreement between Landlord and Tenant as follows:

(a) Landlord agrees to furnish or perform, at Landlord's sole cost and expense, those items of construction and those improvements (the "Relocation Space Tenant Improvements") specified below:

> As set forth on the plans prepared by Tenant Planning Services and approved by Landlord and Tenant dated February 24, 2004 and May 19, 2004, and as shown on *Schedule One* attached hereto and incorporated herein for all purposes.

(b) If Tenant shall desire any changes in the Relocation Space Tenant Improvements, Tenant shall so advise Landlord in writing and Landlord shall determine whether such changes can be made in a reasonable and feasible manner. Any and all costs of reviewing any requested changes, and any and all costs of making any changes to the Relocation Space Tenant Improvements which Tenant may request and which Landlord may agree to shall be at Tenant's sole cost and expense and shall be paid to Landlord upon demand and before execution of the change order.

(c) Landlord shall proceed with and complete the construction of the Relocation Space Tenant Improvements. As soon as such improvements have been Substantially Completed, Landlord shall notify Tenant in writing of the date that the Relocation Space Tenant Improvements were Substantially Completed. The Relocation Space Tenant Improvements shall be deemed substantially completed ("Substantially Completed") when, in the opinion of the Landlord's architect (whether an employee or agent of Landlord or a third party architect) ("Architect"), the Relocation Space are substantially completed except for punch list items which do not prevent in any material way the use of the Relocation Space for the purposes for which they were intended. In the event Tenant, its employees, agents, or contractors cause construction of such Relocation Space Tenant Improvements to be delayed, the date of Substantial Completion shall be deemed to be the date that, in the opinion of the Architect, Substantial Completion would have occurred if such delays had not taken place. Without limiting the foregoing, Tenant shall be solely responsible for delays caused by Tenant's request for any changes in the plans, Tenant's request for long lead items or Tenant's interference with the construction of the Relocation Space Tenant Improvements (each of the foregoing, a "Tenant Delay"), and such Tenant Delays shall not cause a deferral of the Relocation Date beyond what it otherwise would have been. After the Relocation Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Relocation Space. In the event of any dispute as to the Relocation Space Tenant Improvements, including the Relocation Date, the certificate of the Architect shall be conclusive absent manifest error.

(d) The failure of Tenant to take possession of or to occupy the Relocation Space shall not serve to relieve Tenant of obligations arising on the Relocation Date or delay the payment of Base Rental and Excess by Tenant. Subject to applicable ordinances and building

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codes governing Tenant's right to occupy or perform in the Relocation Space, Tenant shall be allowed to install its tenant improvements, machinery, equipment, fixtures, or other property on the Relocation Space during the final stages of completion of construction provided that Tenant does not thereby interfere with the completion of construction or cause any labor dispute as a result of such installations, and provided further that Tenant does hereby agree to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Building or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such installations, EVEN IF SUCH LOSS, DAMAGE, LIABILITY, DEATH, OR PERSONAL INJURY WAS CAUSED SOLELY OR IN PART BY LANDLORD'S NEGLIGENCE, BUT NOT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD. Any such occupancy or performance in the Relocation Space shall be in accordance with the provisions governing alterations in the Lease, and shall be subject to Tenant providing to Landlord satisfactory evidence of insurance for personal injury and property damage related to such installations and satisfactory payment arrangements with respect to installations permitted hereunder. Delay in putting Tenant in possession of the Relocation Space shall not serve to extend the term of this Second Amendment or to make Landlord liable for any damages arising therefrom.

(e) Except for incomplete punch list items, Tenant upon the Relocation Date shall have and hold the Relocation Space as the same shall then be without any liability or obligation on the part of Landlord for making any further alterations or improvements of any kind in or about the Relocation Space.

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SCHEDULE ONE
DESCRIPTION OF PLANS

See attached pages

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GENERAL NOTES FOR CONSTRUCTION COSTING

FINANCIAL PLAZA

1.0 GENERAL DATA: ALL WORK SHALL CONFORM TO THE FOLLOWING:

1.01 FURNISHINGS, FIXTURES AND EQUIPMENT (FF&E), WHEN SHOWN ON THE PLAN, ARE DELINEATED ONLY TO ENHANCE THE SCALE OF THE PLAN. ALL FF&E SHOWN ON THE PLAN SHALL ASSUMED TO BE FURNISHED AND INSTALLED BY THE TENANT, UNLESS NOTED OTHERWISE (U.N.O.). THE TENANT SHALL BE RESPONSIBLE FOR CONFIRMING THAT SPACES SHOWN WILL ACCOMMODATE INSTALLATION OF ALL FF&E.

1.02 REFER TO AS-BUILT DRAWINGS (WHEN AVAILABLE) AND FIELD VERIFY EXISTING CONDITIONS TO DETERMINE REQUIREMENTS FOR DEMOLITION AND CONSTRUCTION.

1.03 ALL WORK SHALL COMPLY WITH STANDARDS, RULES AND REGULATIONS AS DEFINED BY LOCAL JURISDICTIONAL AUTHORITIES AND/OR THE BUILDING OWNER OR AGENT. REFER TO BUILDING STANDARDS OR PROJECT SPECIFICATIONS (WHEN AVAILABLE) FOR REQUIREMENTS PERTAINING TO BUILDING MATERIALS AND WORKMANSHIP.

1.04 ALL MATERIALS SHALL BE NEW AND SHALL MATCH BUILDING STANDARD QUALITY (U.N.O.).

1.05 ALL MATERIALS SCHEDULED FOR RE-USE SHALL BE INSPECTED FOR PROPER OPERATION AND CONDITION. REPAIR, CLEAN AND/ OR TOUCH-UP TO "LIKE NEW" CONDITION PRIOR TO RE-USE AND/OR RE-INSTALLATION.

1.06 SUBSTITUTIONS, VARIATIONS AND/OR DEVIATIONS FROM THE DRAWINGS SHALL NOT BE PERMITTED WITHOUT WRITTEN APPROVAL FROM TPSI.

1.07 THE OWNER OR AGENT MAY HAVE PRE-PURCHASED MATERIALS AND STOCKED THEM ON SITE AND/OR MAY HAVE PURCHASE AGREEMENTS WITH MANUFACTURERS FOR SOME MATERIALS. COORDINATE WITH BUILDING MANAGEMENT FOR PROCUREMENT OF THESE MATERIALS, IF ANY.

2.0 DEMOLITION: DEMOLISH AND REMOVE ALL MATERIALS AND DEBRIS IN ACCORDANCE WITH THE FOLLOWING:

2.01 REMOVE ALL MATERIALS (NOT SCHEDULED FOR RE-USE) AND DEBRIS COMPLETELY FROM THE PREMISES.

2.02 CAREFULLY REMOVE ALL MATERIALS SCHEDULED FOR RE-USE AND STORE IN A SAFE PLACE.

2.03 REPAIR ALL DEMOLITION "SCARS" AND MAKE READY FOR INCORPORATION INTO NEW CONSTRUCTION.

2.04 ELECTRICAL DEMOLITION SHALL INCLUDE REMOVAL OF ALL HANGERS, SUPPORTS, TERMINALS, CONDUITS AND PIPING, WIRING AND ALL APPARATUS IN IT'S ENTIRETY FROM SOURCE TO TERMINATION POINT.

2.05 REMOVE ALL COMMUNICATIONS WIRING AND CABLE AND/OR COMPONENTS NOT CURRENTLY IN USE, FROM WALLS AND FROM ABOVE CEILING IN RETURN AIR PLENUMS.

2.06 PROTECT EXISTING IMPROVEMENTS ADJACENT TO NEW CONSTRUCTION AND ALONG PATH OF REMOVAL.

3.0 CARPENTRY & MILLWORK: WHEN INDICATED ON THE PLAN, ALL WOODWORK SHALL CONFORM TO THE FOLLOWING:

3.01 INSTALL BACKING/BLOCKING FOR ALL PLUMBING FIXTURES, DOOR STOPS AND MILLWORK (AS SPECIFIED).

3.02 ALL PRE-FABRICATED CABINETS, AS SPECIFIED, SHALL BE (ECONOMY OR CUSTOM) GRADE CONSTRUCTION AS DESCRIBED BY THE AWI. ALL OTHER WOODWORK SHALL BE CUSTOM GRADE CONSTRUCTION AS DESCRIBED BY THE AWI (U.N.O.).

4.0 DOOR ASSEMBLIES: DOORS, FRAMES, HARDWARE AND COMPONENTS SHALL CONFORM TO THE FOLLOWING:

4.01 RE-USE, RELOCATE AND/OR FURNISH AND INSTALL NEW DOOR ASSEMBLIES AND COMPONENTS CONFORMING TO BUILDING STANDARDS AND AS SHOWN ON THE DRAWINGS. DOOR ASSEMBLIES SHALL BE RATED/LABELED AS REQUIRED BY BUILDING CODE.

4.02 INSPECT, REPAIR, CLEAN AND TOUCH-UP EXISTING DOOR ASSEMBLIES AND COMPONENTS SCHEDULED FOR RE-USE AND RELOCATION TO "LIKE NEW" CONDITION PRIOR TO RE-USE AND/OR RE-INSTALLATION.

4.03 ASSUME ALL LATCH DEVICES TO BE NON-LOCKING PASSAGE FUNCTION HARDWARE. LATCH DEVICES FOR ENTRY AND EXIT DOORS FROM PUBLIC AREAS SHALL BE BUILDING STANDARD LOCKING FUNCTION HARDWARE (U.N.O.).

4.04 PROVIDE LEVER TYPE LATCHING HARDWARE, APPROVED FOR ACCESSIBILITY BY PERSONS WITH DISABILITIES, ON ALL EXIT AND ENTRY DOORS (NEW AND EXISTING).

4.05 PROVIDE LEVER TYPE LATCHING HARDWARE, APPROVED FOR ACCESSIBILITY BY PERSONS WITH DISABILITIES, ON ALL DOORS (NEW AND EXISTING), LEADING INTO ALL ROOMS AND SPACES (EXCEPT PRIVATE OFFICES, CLOSET, AND UTILITY ROOMS AND SPACES).

4.06 DOOR SPECIFICATION: STANDARD INT. DOOR SHALL BE 3'-0" x 7'-9" x 1.75", SOLID PARTICLE BOARD CORE WITH PLAIN SLICED OAK VENEER, STAINED AND VARNISHED, MATCH BUILDING STANDARD.

4.07 FRAME SPECIFICATION: STANDARD INT. DOOR FRAME SHALL BE WOOD FRAME/CASING MATCH BUILDING STANDARD.

4.08 HARDWARE SPECIFICATION: MATCH BUILDING STANDARD.

5.0 WALLS & PARTITIONS: WALLS AND PARTITIONS SHALL CONFORM TO THE FOLLOWING:

5.01 DIMENSIONS OF ROOMS AND SPACES, WHEN SHOWN ON THE PLAN, ARE APPROXIMATIONS ONLY AND ARE MEASURED FROM CENTERLINE OF INTERIOR PARTITIONS TO INSIDE FACE OF EXTERIOR WALLS, SILLS AND STOREFRONTS.

5.02 FURNISH AND INSTALL ONE LAYER OF GYPSUM BOARD EACH SIDE OF METAL STUDS AND TRACK, FLOOR TO CEILING, AT ALL NEW PARTITION LOCATIONS (U.N.O.). MATCH BUILDING STANDARD, OR EXISTING WALL ASSEMBLIES. REFER TO SPACE PLAN KEYED NOTES FOR LOCATIONS AND SPECIAL PARTITION ASSEMBLIES. USE FIRE CODE GYPSUM BOARD WHERE REQUIRED BY THE BUILDING CONSTRUCTION TYPE AND CODE.

5.03 INSPECT ALL AREAS AND ADD GYPSUM BOARD AND/OR MAKE NECESSARY REPAIRS TO WALLS AND PARTITIONS.

5.04 FURR ALL EXTERIOR COLUMNS AND OTHER PROJECTIONS AS NEEDED WITH STEEL STUDS AND DRYWALL AS REQUIRED BY THE PROJECT SPECIFICATIONS.

6.0 CEILINGS: SUSPENDED CEILING SYSTEMS SHALL CONFORM TO THE FOLLOWING:

6.01 WHEN THE SUSPENDED CEILING GRID OR TILES ARE EXISTING THROUGHOUT: FIELD VERIFY EXISTING CONDITIONS AND REPAIR, REWORK AND/OR REPLACE DAMAGED AND/OR SOILED GRID MEMBERS AND TILES THROUGHOUT PROPOSED CONSTRUCTION AREA.

6.02 WHEN REQUIRED TO PROVIDE NEW SUSPENDED CEILING GRID OR TILES (WHERE DAMAGED BEYOND REPAIR OR NOT EXISTING): INSTALLATION SHALL BE IN COMPLETE ACCORDANCE WITH MFR. RECOMMENDATIONS AND WITH ASTM C635. MATCH EXISTING CONSTRUCTION METHODS FOR WALL AND CEILING JUNCTION (U.N.O.).

6.03 SPECIFICATION: GRID - 2' x 4' PATTERN GRID, 1" NOM. WIDTH, WHITE BAKED ON ENAMEL FINISH AS MFD. BY ARMSTRONG. TILE - 24" x 48" x 0.75" TH. LAY-IN TYPE TILE, WHITE, AS MFD. BY ARMSTRONG. CEILING HEIGHT - AT 8'-0" A.F.F. MATCH BUILDING STANDARD.

7.0 FINISH TREATMENTS: FINISH TREATMENTS SHALL CONFORM TO THE FOLLOWING:

7.01 WHERE NEW FLOOR AND BASE TRIM TREATMENTS ARE SCHEDULED, REMOVE EXISTING FLOOR COVERINGS AND BASE TRIM, AS NECESSARY, AND PREPARE FOR NEW TREATMENTS AS SPECIFIED HEREIN.

7.02 WHERE NEW WALL TREATMENTS ARE SCHEDULED, INSPECT, PATCH AND/OR REPAIR NEW AND EXISTING WALL SURFACES AND PREPARE FOR NEW TREATMENTS AS SPECIFIED HEREIN. REMOVE EXISTING WALL COVERINGS AND OTHER APPLIED FINISH TREATMENTS NOT SCHEDULED FOR RE-USE (U.N.O.).

7.03 INSTALL ALL FINISH TREATMENTS IN ACCORDANCE WITH MFR. WRITTEN SPECIFICATIONS AND RECOMMENDATIONS.

7.04 <u>FINISH TREATMENT SPECIFICATIONS</u> ARE AS FOLLOWS: FINISHES ARE EXISTING TO REMAIN. THROUGHOUT EXISTING SUITE. (U.N.O.). PROVIDE AND/OR PATCH EXISTING CONDITIONS AS NECESSARY DUE TO NEW CONSTRUCTION. FURNISH AND INSTALL NEW TO MATCH EXISTING THROUGHOUT EXPANSION SUITE.

<u>WALL TREATMENT 'W1'</u> - PAINT, PROMAR 200 EG-SHELL, INTERIOR LATEX SATIN ENAMEL, SHERWIN-WILLIAMS,. USE B20W200W SERIES WITH B28W200 PRIMER FOR ALL NEW DRYWALL PARTITIONS, PAINT TWO COATS (MIN.) AT ALL NEW WALLS. MATCH EXISTING. PAINT EXISTING PARTITIONS AS NECESSARY.

<u>CARPET 'A'</u> - 26 OZ. LOOP GRAPHIC, CAMBRIDGE 'LOWELL' OR BLDG STANDARD EQUAL. THROUGHOUT, U.N.O. MATCH EXISTING CONDITIONS.

<u>CARPET 'B'</u> - 28 OZ. LOOP. PROVIDE AN ALLOWANCE OF $20.00 /YD FOR MATERIAL AND INSTALLATION. DIRECT GLUE THROUGHOUT.

<u>VCT</u> - ARMSTRONG STANDARD EXCELON, 12" X 12" X 1/8" GAUGE.

<u>BASE TRIM</u> - RUBBER BASE, 4" HIGH, ROPPE. PROVIDE COVE BASE AT CARPETED AREAS AND COVED BASE AT HARD SURFACE FLOOR AREAS AND CARPET TILES.

<u>EXTERIOR WINDOW TREATMENT:</u> RE-USE EXISTING WINDOW COVERINGS THROUGHOUT. INSPECT, REPAIR AND/OR CLEAN AS NECESSARY. BAG AND PROTECT DURING CONSTRUCTION.

8.0 FIRE PROTECTION / LIFE SAFETY: REWORK, REPAIR AND/OR ADD TO EXISTING FIRE SPRINKLER SYSTEM, SMOKE DETECTION SYSTEM AND/OR FIRE ALARM SYSTEM AS REQUIRED BY CODE AND PER ROOM DESCRIPTIONS AS SHOWN ON THE SPACE PLAN. FIELD VERIFY EXISTING CONDITIONS. COORDINATE WITH BUILDING MANAGER FOR ADDITIONAL REQUIREMENTS OR SPECIAL CONDITIONS.

8.01 PROVIDE PORTABLE, WALL MTD. FIRE EXTINGUISHERS EVERY 75' OF EXIT TRAVEL DISTANCE THROUGHOUT LIMIT OF CONSTRUCTION OR AS REQUIRED BY THE LOCAL FIRE DEPARTMENT OR LIFE SAFETY DEPT. PORTABLE FIRE EXTINGUISHERS SHALL COMPLY WITH UNIFORM FIRE CODE STANDARD 10-1.

9.0 HEATING, VENTING AND AIR CONDITIONING (HVAC): HVAC SHALL CONFORM TO THE FOLLOWING:

9.01 REWORK, REPAIR AND/OR ADD TO EXISTING HVAC SYSTEM AT AREAS OF RENOVATION AND OTHER AREAS AFFECTED BY THE REMODEL OF SPACE. BALANCE AND SUBMIT REPORT.

9.02 ASSUME DESIGN SHALL CONFORM TO STANDARD OFFICE SPACE CONDITIONS WITH A COMPUTER TERMINAL (PC) AT EVERY OFFICE, DESK OR WORKSTATION AND PER ROOM USAGE/DESCRIPTIONS AS SHOWN ON THE SPACE PLAN.

9.03 ADD AIR CONDITIONING FROM EXISTING BUILDING HVAC SYSTEM FOR ROOMS AND SPACES WITH INTERNAL HEAT LOADS FROM EQUIPMENT AND ABOVE STANDARD OCCUPANT LOADS, SUCH AS COPY ROOMS, CONFERENCE/ TRAINING CENTERS AND OTHER MEETING ROOMS.

9.04 SYSTEM DESCRIPTION: VARIABLE AIR VOLUME SYSTEM WITH PERIMETER HEATING COILS, UTILIZING PERIMETER LINEAR SLOT SUPPLY AIR DIFFUSERS, 24" x 24" SUPPLY AIR DIFFUSERS AND PERFORATED RETURN AIR GRILLES (AS NECESSARY). LIGHT FIXTURES MAY BE EQUIPPED WITH RETURN AIR VENTING.

10.0 ELECTRICAL: ELECTRICAL WORK SHALL CONFORM TO THE FOLLOWING:

10.01 LIGHTING:

A) RE-USE AND/ OR RELOCATE EXISTING 2' x 4' FLUORESCENT FIXTURES OR ADD NEW BUILDING STANDARD FIXTURE FOR AVERAGE LEVEL OF 60 FOOT CANDLES AT DESK LEVEL THROUGHOUT (APPROXIMATELY ONE FIXTURE PER 80 SQ. FT.). SWITCH LIGHTS SEPARATELY FOR EACH ROOM AND/OR SPACE.

B) RE-USE AND/ OR RELOCATE EXISTING OR ADD NEW BUILDING STANDARD EMERGENCY LIGHTS AND ILLUMINATED EXIT SIGNS AS REQUIRED BY CODE.

C) C) LIGHT FIXTURE SPECIFICATION: 2' x 4' FLUORESCENT LIGHT FIXTURE - MATCH BUILDING STANDARD.

D) EXIT LIGHT SPECIFICATION: MATCH BUILDING STANDARD.

10.02 OUTLETS:

A) FURNISH AND INSTALL POWER RECEPTACLES, COMMUNICATIONS/ DATA ROUGH-IN OUTLETS, FURNITURE SYSTEM FEEDS AND JUNCTION BOXES AS SHOWN ON THE SPACE PLAN.

B) "N" INDICATES NEW DEVICE, ALL OTHER DEVICES ARE ASSUMED TO BE EXISTING TO REMAIN.

C) SPECIFICATION: REFER TO SYMBOLS LEGEND FOR SPECIFICATION.

10.03 GENERAL:

A) THE TENANT SHALL BE RESPONSIBLE FOR THE FOLLOWING:

1) FURNISH AND INSTALL PLENUM RATED COMMUNICATIONS/DATA CABLES, TERMINALS, ETC. AND MAKE ALL ROUGH AND FINAL CONNECTIONS FOR TENANT PROVIDED TELEPHONE AND/OR DATA SYSTEMS AND EQUIPMENT.

2) FURNISH COMMUNICATIONS/DATA NETWORK DESIGN AND REQUIREMENTS TO TPSI OR IT'S ENGINEERING DISCIPLINES PRIOR TO THE ESTIMATE FOR CONSTRUCTION COST AND THE COMMENCEMENT OF PRODUCTION OF CONSTRUCTION DOCUMENTS, INCLUDING ALL POWER AND CONDUIT/PIPING REQUIREMENTS, AND ENVIRONMENTAL CONDITIONS REQUIRED.

3) FURNISH AND INSTALL COMMUNICATIONS/ DATA TERMINAL COVER PLATES AND JACKS.

B) DEVICE COVER PLATES AT PARTITIONS SCHEDULED TO RECEIVE FIELD APPLIED WALL COVERING SHALL BE WRAPPED WITH SCHEDULED WALL COVERING.

C) ALL DEVICES AND COVER PLATES SHALL BE WHITE COLOR (U.N.O.).

SMOKE DETECTION REQUIREMENTS:

SMOKE DETECTORS. SMOKE DETECTORS SHALL COMPLY WITH THE FOLLOWING:

1. LOCATION: A. WITHIN 4 FEET OF EACH EXIT DOOR.
   B. MAXIMUM SPACING OF 30 FEET ON CENTER WITHIN CORRIDORS
   C. IN ROOMS AND OPEN AREAS IN EXCESS OF 900 SQUARE FEET, SMOKE DETECTORS SHALL BE INSTALLED WITH SPACING NOT TO EXCEED 900 SQUARE FEET OR IN ACCORDANCE WITH THEIR LISTING.
   D. IN STORAGE AND COMPUTER ROOMS, AND IN SUCH OTHER ROOMS AS DEEMED NECESSARY BY THE BUILDING OFFICIAL.
2. THE SMOKE DETECTORS LOCATED WITHIN 4 FEET OF EACH EXIT DOOR SHALL BE CONNECTED TO THE CENTRAL BUILDING ALARM SYSTEM, IF EXISTING. NO OTHER TENANT DETECTORS SHALL BE CONNECTED TO THE CENTRAL BUILDING ALARM SYSTEM.
3. SMOKE DETECTORS SHALL BE CEILING-MOUNTED.
4. SMOKE DETECTORS SHALL BE HARD-WIRED TO AN EMERGENCY CIRCUIT AHEAD OF THE MAIN.
5. SMOKE DETECTORS SHALL BE LISTED FOR COMMERCIAL USE.
6. ACTIVATION OF ANY ONE DETECTOR SHALL SOUND AN ALARM AUDIBLE WITHIN TENANT SPACE.
7. ALARM WORK TO BE DONE BY LICENSED ALARM CONTRACTOR.
8. CONTRACTOR TO SUPPLY CERTIFICATION LETTER TO FIRE DEPARTMENT PRIOR TO FINAL INSPECTION.
9. NFPA-72 AND GREENWOOD VILLAGES CODES.

ELECTRICAL SYMBOLS

DUPLEX ELECTRICAL RECEPTACLE AND FACEPLATE.

FOURPLEX ELECTRICAL RECEPTACLE AND FACEPLATE.

20a. DEDICATED ELECTRICAL RECEPTACLE AND FACEPLATE.

SPECIAL RECEPTACLE. RE : ENGINEERING PLAN FOR SPECIFICATIONS.

TELEPHONE OUTLET ROUGH-IN (1" ~ CONDUIT) WITH PULL STRING TO ABOVE FINISHED CEILING.

DATA OUTLET ROUGH-IN (1" ~ CONDUIT) WITH PULL STRING TO ABOVE FINISHED CEILING.

COMBINATION TELEPHONE / DATA OUTLET ROUGH-IN (1" ~ CONDUIT) WITH DOUBLE GANG JUNCTION BOX AND SINGLE GANG PLASTER RING WITH PULL STRING TO ABOVE FINISHED CEILING.

EXISTING OUTLET WITH BLANK FACEPLATE TO REMAIN.

PP POWER POLE (F & I BY VENDOR) FOR SYSTEMS FURNITURE INTERFACE (POWER & TELE./DATA). PROVIDE JUNCTION BOX ABOVE FINISHED CEILING FOR POWER CONNECTION. CONTRACTOR SHALL MAKE ALL FINAL ELECTRICAL CONNECTIONS. COORDINATE SPECIFICATIONS AND CONDUIT REQUIREMENTS WITH TENANT PRIOR TO COMMENCING CONSTRUCTION. RE: ENGINEERING PLAN FOR SPECIFICATIONS.

(X) FLUSH, IN-PARTITION DOUBLE-GANG JUNCTION BOX FOR SYSTEMS FURNITURE INTERFACE. "X" INDICATES TYPE (P=POWER, C=TELE/DATA). CONTRACTOR SHALL MAKE ALL FINAL FINAL ELECTRICAL CONNECTIONS. COORDINATE CONDUIT REQUIREMENTS W/TENANT PRIOR TO COMMENCING CONSTRUCTION. RE: ENGINEERING PLAN FOR SPECIFICATIONS.

[X] FLUSH, IN-SLAB, JUNCTION DEVICE FOR SYSTEMS FURNITURE INTERFACE. "X" INDICATES TYPE (P=POWER, C=TELE/DATA). CONTRACTOR SHALL MAKE ALL FINAL ELECTRICAL CONNECTIONS. COORDINATE CONDUIT REQUIREMENTS W/TENANT PRIOR TO COMMENCING CONSTRUCTION. RE: ENGINEERING PLAN FOR SPECIFICATIONS.

FLUSH, IN-SLAB ELECTRICAL RECEPTACLE / TELE AND/OR DATA OUTLET, ROUGH-IN, FIRE-RATED. RE: ENGINEERING PLAN FOR SPECIFICATIONS.

FLUSH, IN-SLAB TELEPHONE AND/OR DATA RECEPTACLE ROUGH-IN, FIRE-RATED. RE: ENGINEERING PLAN FOR SPECIFICATIONS.

FLUSH, IN-SLAB SPECIAL ELECTRICAL RECEPTACLE, FIRE-RATED. RE: ENGINEERING PLAN FOR SPECIFICATIONS.

DOUBLE-GANG JUNCTION BOX MOUNTED IN CEILING PLENUM WITH COVERPLATE. "X" INDICATES TYPE (P=POWER, C=TELE/DATA).COORDINATE CONDUIT REQUIREMENTS WITH TENANT PRIOR TO COMMENCING CONSTRUCTION.

SPACE PLAN KEYED NOTES

G.C. TO NOTE:
REVIEW ALL 'GENERAL NOTES FOR CONSTRUCTION COSTING' PRIOR TO WALK THRU OF SPACE AND COORDINATE WITH BUILDING MANAGEMENT AND TPSI FOR ANY DISCREPANCIES.

- **A** STANDARD INTERIOR PARTITION FLOOR TO UNDERSIDE OF CEILING (TYP).
- **B** CORRIDOR PARTITION. 1 HR. FIRE-RATED PARTITION FLOOR TO UNDERSIDE OF STRUCTURE ABOVE, WITH FIBERGLASS SOUND INSULATION BATTS TO CEILING HEIGHT (TYP). ALL PENETRATIONS SHALL BE FIRE/SMOKE DAMPERED. REWORK NON-CONFORMING PARTITIONS PER THIS STANDARD. FIELD VERIFY EXISTING CONDITIONS.
- **C** DEMISING PARTITION. NON-RATED PARTITION FLOOR TO 8" BELOW STRUCTURE ABOVE FOR RETURN AIR TRANSFER, WITH FIBERGLASS SOUND INSULATION BATTS TO CEILING HEIGHT (TYP). REWORK NON-CONFORMING PARTITIONS PER THIS STANDARD. FIELD VERIFY EXISTING CONDITIONS.
- **D** EXISTING INTERIOR PARTITION TO REMAIN. (TYP.).
- **E** EXISTING PARTITION, DOOR ASSEMBLIES, GLAZING ASSEMBLIES AND/OR MILLWORK TO BE DEMOLISHED/ REMOVED (TYP). RETURN ALL MILLWORK/ FIXTURES, GLAZING AND/OR DOOR ASSEMBLIES, NOT RE-USED IN THIS LIMIT OF CONSTRUCTION, TO BUILDING MANAGEMENT.
- **F** FURNISH AND INSTALL NEW WALL TREATMENT "W/1" THROUGHOUT LIMIT OF CONSTRUCTION, U.N.O. REFER TO 7.04 FOR SPECIFICATION.
- **G** FURNISH AND INSTALL CARPET 'A', WITH COVED BASE TRIM THROUGHOUT LIMIT OF CONSTRUCTION, U.N.O. REFER TO 7.04 FOR SPECIFICATION.
- **H** FURNISH AND INSTALL VINYL COMPOSITION TILE WITH COVED BASED TRIM. INCLUDE RESILIENT TYPE REDUCER STRIP AT CARPET SEAMS. REFER TO 7.04 FOR SPECIFICATION.
- **J** NEW AND/OR RELOCATED DOUBLE ENTRY/EXIT DOOR ASSEMBLY.
- **K** EXISTING ENTRY/EXIT DOOR ASSEMBLY TO REMAIN. (TYP.).
- **L** EXISTING INTERIOR DOOR ASSEMBLY TO REMAIN. (TYP.).
- **M** NEW AND/OR RELOCATED BLDG. STANDARD INTERIOR DOOR ASSEMBLY, AS SHOWN.
- **N** EXISTING A/D PLYWOOD TELEPHONE EQUIPMENT BACKBOARD TO REMAIN. PAINT TO MATCH WALL.
- **O** FURNISH & INSTALL 20 AMP. DEDICATED DUPLEX RECEPTACLE FOR TENANT PROVIDED EQPT.
- **P** MOVEABLE FURNITURE SYSTEM FURNISHED AND INSTALLED BY THE TENANT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE FINAL ELECTRICAL CONNECTIONS TO SYSTEM, IF POWER IN FEED IS UTILIZED.
- **Q** FURNISH AND INSTALL JUNCTION BOX FLUSH IN-WALL FOR POWER/PHONE/DATA CONNECTION TO TENANT PROVIDED FURNITURE SYSTEM. FINAL CONNECTION BY G.C.
- **R** G.C. SHALL REVIEW EXISTING HVAC SYSTEM AND DEVICES AND CONFIRM WORKING CONDITION. REWORK / REPAIR AS REQUIRED DUE TO NEW CONSTRUCTION. REFER TO 9.0 FOR HVAC SPECIFICATION INFORMATION.
- **S** GEN. CONTRACTOR SHALL USE THE FOLLOWING BUILDING APPROVED SUB-CONTRACTORS.
  - -HUDSON HI-TECH FOR FIRE ALARM SYSTEM.
  - -MC-2 FOR ELECTRICAL
  - -ABLE BALANCE FOR HVAC.
- **T** FURNISH AND INSTALL NEW AND/OR RELOCATED 2' X 4' FLUORESCENT LIGHT FIXTURES AS REQUIRED DUE TO NEW CONSTRUCTION. REMOVE ALL 2' X 4' AND RECESSED DOWNLIGHT FIXTURES NOT REUSED IN THIS SPACE, U.N.O. REFER TO 10.01 FOR SPECIFICATION INFORMATION.

UPGRADED ITEMS: THE FOLLOWING ITEMS ARE TO BE FURNISHED AND INSTALLED IN LIEU OF THE ASSOCIATED ITEM AS INDICATED ABOVE AND ON THE SPACE PLAN FOR BASE CONDITIONS. ITEMIZE THE COST OF EACH SEPARATELY AND EXCLUDE FROM THE BASE CONSTRUCTION COST AS AN "ALTERNATE".

01 AS REQUIRED BY THE AMERICANS WITH DISABILITIES ACT (ADA), FURNISH AND INSTALL NEW LEVER TYPE HANDLES ON ALL DOORS (NEW AND EXISTING) LEADING INTO ALL ROOMS AND SPACES. PROVIDE COST FOR DOORS NOT NOTED TO HAVE LEVER-TYPE HANDLES AT 4.05 DOOR ASSEMBLIES. VERIFY EXISTING CONDITIONS IN FIELD, IF REQUIRED.

02 NEW SIDELITE ASSEMBLY. 24"W. CLEAR TEMPERED GLASS SIDELITE INSTALLED IN WRAPPED GYP. BD. OPENING WITH 1" ALUMINUM SASH MATERIAL AT HEAD AND SILL AND CLEAR SILICONE CAULK AT JAMBS. HEAD TO ALIGN WITH DOOR HEAD HEIGHT.

03 BUILT-IN DESK. PLASTIC LAMINATE FACED FRONT SKIRT AND END PANELS WITH 4"H. TOE KICK. INCLUDE 12"D. PLASTIC LAMINATE TRANSACTION CAP WITH STAINED WOOD BULLNOSED EDGES AT 42" AFF., 24"/30"D. PLASTIC LAMINATE WORK SURFACE AT 30" A.F.F. WITH PLASTIC LAMINATE SUPPORT PANELS BELOW AND PLASTIC GROMMETS IN HOLES AS NECESSARY. PROVIDE (1) PLASTIC LAMINATE BOX/BOX/FILE DRAWER BASE AND (1) PENCIL DRAWER WITH WIRE PULLS.

04 NEW CABINETS AND PLUMBING FIXTURES. PLASTIC LAMINATE BASE AND 30"H. WALL CABINETS WITH 34"/36"H. PLASTIC LAMINATE COUNTERTOP WITH SELF-EDGE AND BACKSPLASH. INCLUDE 25" X 22" STAINLESS STEEL SINK, GARBAGE DISPOSAL, BUILT-IN DISHWASHER AND 15 GAL. ELECTRIC WATER HEATER ABOVE CEILING. REUSE EXISTING PLUMBING ROUGH-IN FOR SINK. PRIVIDE SINK, FAUCET AND HANDLES ACCESSIBLE TO THE DISABLED. REFRIGERATOR FURNISHED AND INSTALLED BY TENANT.

05 PLASTIC LAMINATE COUNTERTOP. 24"D. PLASTIC LAMINATE COUNTER AT 34" A.F.F. WITH PLASTIC LAMINATE SUPPORT PANELS BELOW AND PLASTIC GROMMETS IN HOLES AS NECESSARY. INCLUDE (2) 12"D. ADJUSTABLE MELAMINE FACED/TAPED EDGED SHELVES ON HEAVY DUTY STANDARDS AND BRACKETS.

06 AT CONFERENCE ROOM, FURNISH AND INSTALL NEW VERTICAL BLINDS WITH FABRIC LOUVERS, AS MFD. BY GRABER.

07 IN LIEU OF CARPET 'A', FURNISH AND INSTALL CARPET 'B' THROUGHOUT THE LIMIT OF CONSTRUCTION, U.N.O. REFER TO 7.04 FOR SPECIFICATION.

08 FURNISH AND INSTALL NEW FLUSH-IN SLAB (NON-MONUMENT) TYPE POWER/PHONE/DATA DEVICE.

09 IN LIEU OF EXISTING 2' X 4' FLUORESCENT LIGHT PRISMATIC LENSE FIXTURES TO REMAIN, FURNISH AND INSTALL NEW 1½" X 1½" PARACUBE LENSE.

10 FURNISH AND INSTALL WALLTALKERS 'NU-VU-RITE' WALLCOVERING AT LOCATION SHOWN.

11 FURNISH AND INSTALL NEW SOLID CORE WOOD DOOR WITH GLASS INSET AND WOOD MULLIONS. (MATCH CONFERENCE ROOM DOOR IN EXISTING SUITE)

TENANT PLANNING SERVICES
INCORPORATED

1700 Broadway, Suite 408
Denver, Colorado 80290
(303) 861-4800
fax (303) 861-1621

PRELIMINARY
NOT FOR CONSTRUCTION

Date	Issue Record
23FEB04	ISSUED FOR TENANT REVIEW AND APPROVAL
24FEB04	ISSUED FOR TENANT REVIEW, APPROVAL & PRICING

MERLIN TECHNICAL SOLUTIONS, INC.

FINANCIAL PLAZA
7730 EAST BELLEVIEW AVE.
GREENWOOD VILLAGE, COLORADO

LEVEL THREE (3) - SUITE #A-303

Drawn by: MH / KP
Date: 19 FEBRUARY 2004
Job Number: 361050

Sheet: 3SP1

of 1

THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

This Third Amendment to Office Lease Agreement (this "Third Amendment") is made and entered into by and between **KOLL BREN FUND VI, L.P.**, a Delaware limited partnership ("Landlord"), and **MERLIN TECHNICAL SOLUTIONS, INC.**, a Colorado corporation formerly known as Merlin Software Corporation ("Tenant"), effective as of the date Landlord executes this Third Amendment as set forth on the signature page hereto (the "Effective Date").

WITNESSETH:

WHEREAS, Landlord and Tenant heretofore executed and entered into that certain Office Lease Agreement dated February 6, 2002 (the "Original Lease"), as amended by: (i) that certain First Amendment to Office Lease by and between Landlord and Tenant dated October 16, 2002 (the "First Amendment"); and (ii) that certain Second Amendment to Office Lease Agreement by and between Landlord and Tenant dated May 2004 (the "Second Amendment") (the Original Lease, as amended by the First Amendment and Second Amendment, shall be hereinafter referred to as the "Lease"), pursuant to which Tenant currently leases certain premises designated as Suite A-303, containing 4,155 square feet of Rentable Area (the "Existing Premises"), in the building commonly known as the Financial Plaza, located at 7730 East Belleview Avenue, Greenwood Village, Colorado 80111 (the "Building"); and

WHEREAS, Landlord and Tenant desire to amend the terms of the Lease to expand the Existing Premises, and to modify certain terms and provisions of the Lease, all as more particularly set forth below;

NOW, THEREFORE, for and in consideration of the premises contained herein, and other good and valuable consideration paid by each of Landlord and Tenant to the other, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Lease is hereby ratified and amended as follows:

1. Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Third Amendment.

2. Expansion Space. Effective on the date of Substantial Completion (as such term is defined in the Work Letter attached as Exhibit C hereto and incorporated herein by this reference) (the "Expansion Space Commencement Date"), the Premises shall be expanded to include that certain 2,417 square feet of Rentable Area, being space currently designated as Suite A-306, shown on the floor plan attached hereto as Exhibit A (the "Expansion Space"), for a term co-terminus with the Lease Term (due to terminate on July 31, 2009).

3. Confirmation of the Premises. Effective on and as of the Expansion Space Commencement Date, the Existing Premises and the Expansion Space shall be collectively referred to as the "Premises" and the Premises shall contain 6,572 square feet of Rentable Area and be designated as Suite A-306, as shown on the floor plan attached hereto as Exhibit B.

4. Base Rental. Commencing on and as of Expansion Space Commencement Date, the monthly installment of Base Rental for the Premises (inclusive of the Existing Premises and the Expansion Space) shall be as follows:

HODB01 24533421.3 15-Oct-04 17:44

1

(a) For the period commencing on the Expansion Space Commencement Date and continuing through May 31, 2005, the monthly installment of Base Rental for the Premises shall be $9,066.49 {equal to (i) $5,837.78 per month for the Existing Premises ($16.86 per square foot of Rentable Area per annum) and (ii) $3,228.71 per month for the Expansion Space ($16.03 per square foot of Rentable Area per annum)};

(b) For the period commencing on June 1, 2005 and continuing through May 31, 2006, the monthly installment of Base Rental for the Premises shall be $9,252.69 {equal to (i) $5,955.50 per month for the Existing Premises ($17.20 per square foot of Rentable Area per annum) and (ii) $3,297.19 per month for the Expansion Space ($16.37 per square foot of Rentable Area per annum)};

(c) For the period commencing on June 1, 2006 and continuing through August 31, 2007, the monthly installment of Base Rental for the Premises shall be $9,477.23 {equal to (i) $6,097.46 per month for the Existing Premises (equal to $17.61 per square foot of Rentable Area per annum) and (ii) $3,379.77 per month for the Expansion Space (equal to $16.78 per square foot of Rentable Area per annum)}; and

(d) For the period commencing on September 1, 2007 and continuing through July 31, 2009, the monthly installment of Base Rental for the Premises shall be $9,614.16 {equal to (i) $6,184.03 per month for the Existing Premises (equal to $17.86 per square foot of Rentable Area per annum) and (ii) $3,430.13 per month for the Expansion Space (equal to $17.03 per square foot of Rentable Area per annum)}.

5. Basic Costs. Effective on the Expansion Space Commencement Date, Landlord and Tenant acknowledge and agree that (i) the Expense Base, as set forth in the Basic Lease Information of the Original Lease, for the Premises (inclusive of the Existing Premises and the Expansion Space) shall be the calendar year 2004 and (ii) Tenant's Pro Rata Share, as set forth in the Basic Lease Information of the Original Lease, shall be 4.9296% (6,572 rsf / 133,315 rsf).

6. Condition of the Expansion Space. Subject to Exhibit C attached hereto, the Expansion Space is hereby leased to Tenant in its "AS-IS," "WHERE-IS," and "WITH ALL FAULTS" condition and Landlord shall have no obligation to refurbish or otherwise improve the Expansion Space for the Lease Term (as extended); provided, however, Landlord shall, at Landlord's sole cost and expense, perform those certain tenant improvements in accordance with the terms and provisions of the Work Letter, attached as Exhibit C, and the plans, attached as *Schedule One* to said Exhibit C.

7. Parking. Effective on the Expansion Space Commencement Date, Landlord and Tenant acknowledge and agree that Item 1 on *Exhibit E* of the Original Lease shall be deleted in its entirety and replaced with the following: "Tenant shall receive twenty-two (22) parking spaces of which there will be (i) eleven (11) unreserved, covered parking spaces in a location determined by Landlord, at the additional cost to Tenant of $20.00 per parking space per month (the "Parking Charge"), plus any taxes, during the Lease Term (as extended) and (ii)

HODB01 24533421.3 15-Oct-04 17:44

2

eleven (11) unreserved, uncovered parking spaces at no additional cost to Tenant during the Lease Term (as extended). No allowances or deductions in the Parking Charge shall be made for days an individual does not use the parking facilities."

8. Broker. Tenant warrants that it has had no dealings with any broker or agent. Landlord warrants that it has had no dealings with any broker or agent other than Transwestern Commercial Services (the "Broker") in connection with the negotiation or execution of this Third Amendment. Landlord shall be solely responsible for paying any and all of Broker's fees and/or commissions. The parties agree to indemnify and hold each other harmless from and against any and all costs, expenses, or liability for commissions or other compensations or charges arising from the breach of their respective warranties contained in this Paragraph 8.

9. Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Third Amendment and the terms and provisions of the Lease, the terms and provisions of this Third Amendment shall supersede and control.

10. Counterparts/Facsimiles. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Third Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.

[SIGNATURE PAGE TO FOLLOW]

HODB01 24533421.3 15-Oct-04 17:44

3

SIGNATURE PAGE TO THIRD AMENDMENT TO OFFICE LEASE AGREEMENT
BY AND BETWEEN KOLL BREN FUND VI, L.P., AS LANDLORD, AND
MERLIN TECHNICAL SOLUTIONS, INC., AS TENANT

IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused these presents to be executed as of the Effective Date set forth herein.

LANDLORD:

KOLL BREN FUND VI, L.P.,
a Delaware limited partnership

By: Koll Bren Schreiber Realty Advisors, Inc., a Delaware corporation, as agent

By:____________________
Mark Brecheen,
Senior Vice President

Date: October _____, 2004

TENANT:

MERLIN TECHNICAL SOLUTIONS, INC.,
a Colorado corporation

By: Jim Regele
Name: Jim Regele
Title: VP/COO

Date: October 19**, 2004**

HODB01 24533421.3 15-Oct-04 17:44

4

EXHIBIT A

DESCRIPTION OF THE EXPANSION SPACE

C
D
E
EXISTING SPACE
4,155 RSF
DN
UP
EXPANSION SPACE
2,417 RSF

LEASE EXHIBIT
MERLIN TECHNICAL SOLUTIONS
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
15 SEPTEMBER 2004
PAGE : 1 OF 5

EXHIBIT B

DESCRIPTION OF THE PREMISES

C
D
E
EXISTING SPACE
4,155 RSF
DN
UP
EXPANSION SPACE
2,417 RSF

LEASE EXHIBIT
MERLIN TECHNICAL SOLUTIONS
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
15 SEPTEMBER 2004
PAGE : 1 OF 5

EXHIBIT C
WORK LETTER

THIS WORK LETTER is attached as Exhibit C to the Third Amendment between **KOLL BREN FUND VI, L.P.**, a Delaware limited partnership, as Landlord, and **MERLIN TECHNICAL SOLUTIONS, INC.**, a Colorado corporation, as Tenant, and constitutes the further agreement between Landlord and Tenant as follows:

(a) Landlord agrees to furnish or perform, at Landlord's sole cost and expense, those items of construction and those improvements (the "Expansion Space Tenant Improvements") specified below:

> As set forth on the plans prepared by Tenant Planning Services and approved by Landlord and Tenant dated October 19, 2004, and as shown on *Schedule One* attached hereto and incorporated herein for all purposes. Notwithstanding anything to the contrary in said *Schedule One*, Landlord acknowledges and agrees to use commercially reasonable efforts to ensure that the Expansion Space Tenant Improvements will be substantially similar in appearance and quality to the improvements of the Existing Premises so that the Premises appears to have been completed concurrently.

(b) If Tenant shall desire any changes in the Expansion Space Tenant Improvements, Tenant shall so advise Landlord in writing and Landlord shall determine whether such changes can be made in a reasonable and feasible manner. Any and all costs of reviewing any requested changes, and any and all costs of making any changes to the Expansion Space Tenant Improvements which Tenant may request and which Landlord may agree to shall be at Tenant's sole cost and expense and shall be paid to Landlord upon demand and before execution of the change order.

(c) Landlord shall proceed with and complete the construction of the Expansion Space Tenant Improvements. As soon as such improvements have been Substantially Completed, Landlord shall notify Tenant in writing of the date that the Expansion Space Tenant Improvements were Substantially Completed. The Expansion Space Tenant Improvements shall be deemed substantially completed ("Substantially Completed") when, in the opinion of the Landlord's architect (whether an employee or agent of Landlord or a third party architect) ("Architect"), the Expansion Space are substantially completed except for punch list items which do not prevent in any material way the use of the Expansion Space for the purposes for which they were intended. In the event Tenant, its employees, agents, or contractors cause construction of such Expansion Space Tenant Improvements to be delayed, the date of Substantial Completion shall be deemed to be the date that, in the opinion of the Architect, Substantial Completion would have occurred if such delays had not taken place. Without limiting the foregoing, Tenant shall be solely responsible for delays caused by Tenant's request for any changes in the plans, Tenant's request for long lead items or Tenant's interference with the construction of the Expansion Space Tenant Improvements (each of the foregoing, a "Tenant Delay"), and such Tenant Delays shall not cause a deferral of the Expansion Space Commencement Date beyond what it otherwise would have been. After the Expansion Space Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of

HODB01 24533421.3 15-Oct-04 17:44

C-1

acceptance of delivery of the Expansion Space. In the event of any dispute as to the Expansion Space Tenant Improvements, including the Expansion Space Commencement Date, the certificate of the Architect shall be conclusive absent manifest error.

(d) The failure of Tenant to take possession of or to occupy the Expansion Space as of the Expansion Space Commencement Date shall not serve to relieve Tenant of obligations arising on the Expansion Space Commencement Date or delay the payment of Base Rental and Excess by Tenant. Subject to applicable ordinances and building codes governing Tenant's right to occupy or perform in the Expansion Space, Tenant shall be allowed to install its tenant improvements, machinery, equipment, fixtures, or other property on the Expansion Space during the final stages of completion of construction provided that Tenant does not thereby interfere with the completion of construction or cause any labor dispute as a result of such installations, and provided further that Tenant does hereby agree to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Building or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such installations, EVEN IF SUCH LOSS, DAMAGE, LIABILITY, DEATH, OR PERSONAL INJURY WAS CAUSED SOLELY OR IN PART BY LANDLORD'S NEGLIGENCE, BUT NOT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD. Any such occupancy or performance in the Expansion Space shall be in accordance with the provisions governing alterations in the Lease, and shall be subject to Tenant providing to Landlord satisfactory evidence of insurance for personal injury and property damage related to such installations and satisfactory payment arrangements with respect to installations permitted hereunder. Delay in putting Tenant in possession of the Expansion Space shall not serve to extend the term of this Third Amendment or to make Landlord liable for any damages arising therefrom.

(e) Except for incomplete punch list items, Tenant upon the Expansion Space Commencement Date shall have and hold the Expansion Space as the same shall then be without any liability or obligation on the part of Landlord for making any further alterations or improvements of any kind in or about the Expansion Space, except for the following:

Landlord hereby warrants to Tenant that Landlord shall, at its own expense, (i) correct or replace any parts of the Expansion Space Tenant Improvements that fail to conform with the requirements of this Exhibit C and Schedule One attached hereto; and (ii) correct any defects in the Expansion Space Tenant Improvements due to faulty materials or workmanship which appear within a period of twelve (12) months after the Expansion Space Commencement Date. All corrective action shall be started promptly by Landlord or its contractor, and completed in no event later than thirty (30) days after notice from Tenant, unless Landlord demonstrates to the reasonable satisfaction of Tenant that a longer period is required, in which event Landlord shall promptly commence and diligently pursue the corrective action to completion as soon as reasonably practicable.

HODB01 24533421.3 15-Oct-04 17:44

C-2

SCHEDULE ONE
DESCRIPTION OF PLANS

HODB01 24533421.3 15-Oct-04 17:44

1

LIMIT OF EXISTING FOR MERLIN TECHNICAL SOLUTIONS.
4,155 RSF
EXISTING OPEN OFFICE AREA
21' x 16'
RECEPTION
19' x 15'
STORAGE
11' x 16'
OFFICE
14' x 11'
W.S.
8' x 8'
DN
UP
LIMIT OF EXPANSION FOR MERLIN TECHNICAL SOLUTIONS.
2,417 RSF
THROUGHOUT, U.N.O.

FINAL SPACE PLAN #1 - REVISION #2
MERLIN TECHNICAL SOLUTIONS - EXPANSION
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
REVISED 19 OCTOBER 2004
PAGE : 1 OF 5

SPACE PLAN KEYED NOTES

G.C. TO NOTE:
REVIEW ALL 'GENERAL NOTES FOR CONSTRUCTION COSTING' PRIOR TO WALK THRU OF SPACE AND COORDINATE WITH BUILDING MANAGEMENT AND TPSI FOR ANY DISCREPANCIES.

A — STANDARD INTERIOR PARTITION FLOOR TO UNDERSIDE OF CEILING (TYP).

B — EXISTING CORRIDOR PARTITION. 1 HR. FIRE-RATED PARTITION FLOOR TO UNDERSIDE OF STRUCTURE ABOVE, WITH FIBERGLASS SOUND INSULATION BATTS TO CEILING HEIGHT (TYP). ALL PENETRATIONS SHALL BE FIRE/SMOKE DAMPERED. REWORK NON-CONFORMING PARTITIONS PER THIS STANDARD. FIELD VERIFY EXISTING CONDITIONS.

C — EXISTING DEMISING PARTITION. NON-RATED PARTITION FLOOR TO 8" BELOW STRUCTURE ABOVE FOR RETURN AIR TRANSFER, WITH FIBERGLASS SOUND INSULATION BATTS TO CEILING HEIGHT (TYP). REWORK NON-CONFORMING PARTITIONS PER THIS STANDARD. FIELD VERIFY EXISTING CONDITIONS.

D — EXISTING INTERIOR PARTITION TO REMAIN. (TYP.).

E — EXISTING PARTITION, DOOR ASSEMBLIES, GLAZING ASSEMBLIES AND/OR MILLWORK TO BE DEMOLISHED/ REMOVED (TYP). RETURN ALL MILLWORK/ FIXTURES, GLAZING AND/OR DOOR ASSEMBLIES, NOT RE-USED IN THIS LIMIT OF CONSTRUCTION, TO BUILDING MANAGEMENT.

F — FURNISH AND INSTALL NEW WALL TREATMENT "W1" THROUGHOUT LIMIT OF EXPANSION, U.N.O. REFER TO 7.04 FOR SPECIFICATION. AT LIMIT OF EXISTING PATCH/REPAIR AS NECESSARY DUE TO NEW CONSTRUCTION.

G — FURNISH AND INSTALL CARPET 'A', WITH COVED BASE TRIM THROUGHOUT LIMIT OF EXPANSION, U.N.O. REFER TO 7.04 FOR SPECIFICATION. AT LIMIT OF EXISTING, PATCH/REPAIR AS NECESSARY DUE TO NEW CONSTRUCTION

H — EXISTING ENTRY/EXIT DOUBLE DOOR ASSEMBLY AND/OR GLAZING ASSEMBLY TO REMAIN.

J — EXISTING INTERIOR DOOR ASSEMBLY TO REMAIN. (TYP.).

K — NEW AND/OR RELOCATED BLDG. STANDARD INTERIOR DOOR ASSEMBLY, AS SHOWN.

L — MOVEABLE FURNITURE SYSTEM FURNISHED AND INSTALLED BY THE TENANT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE FINAL ELECTRICAL CONNECTIONS TO SYSTEM, IF POWER IN FEED IS UTILIZED.

1 M — OMITTED

N — G.C. SHALL REVIEW EXISTING HVAC SYSTEM AND DEVICES AND CONFIRM WORKING CONDITION. REWORK / REPAIR AS REQUIRED DUE TO NEW CONSTRUCTION. REFER TO 9.0 FOR HVAC SPECIFICATION INFORMATION.

O — GEN. CONTRACTOR SHALL USE THE FOLLOWING BUILDING APPROVED SUB-CONTRACTORS.
-HUDSON HI-TECH FOR FIRE ALARM SYSTEM.
-MC-2 FOR ELECTRICAL
-ABLE BALANCE FOR HVAC.

P — FURNISH AND INSTALL NEW AND/OR RELOCATED 2' X 4' FLUORESCENT LIGHT FIXTURES AS REQUIRED DUE TO NEW CONSTRUCTION. REMOVE ALL 2' X 4' AND RECESSED DOWNLIGHT FIXTURES NOT REUSED IN THIS SPACE, U.N.O. REFER TO 10.01 FOR SPECIFICATION INFORMATION.

Q — EXISTING TO REMAIN. NO NEW WORK SHALL BE DONE, U.N.O.

UPGRADED ITEMS: THE FOLLOWING ITEMS ARE TO BE FURNISHED AND INSTALLED IN LIEU OF THE ASSOCIATED ITEM AS INDICATED ABOVE AND ON THE SPACE PLAN FOR BASE CONDITIONS. ITEMIZE THE COST OF EACH SEPARATELY AND EXCLUDE FROM THE BASE CONSTRUCTION COST AS AN "ALTERNATE".

01 — AS REQUIRED BY THE AMERICANS WITH DISABILITIES ACT (ADA), FURNISH AND INSTALL NEW LEVER TYPE HANDLES ON ALL DOORS (NEW AND EXISTING) LEADING INTO ALL ROOMS AND SPACES. PROVIDE COST FOR DOORS NOT NOTED TO HAVE LEVER-TYPE HANDLES AT 4.05 DOOR ASSEMBLIES. VERIFY EXISTING CONDITIONS IN FIELD, IF REQUIRED.

02 — NEW SIDELITE ASSEMBLY. 24"W. CLEAR TEMPERED GLASS SIDELITE INSTALLED IN WRAPPED GYP. BD. OPENING WITH 1" ALUMINUM SASH MATERIAL AT HEAD AND SILL AND CLEAR SILICONE CAULK AT JAMBS. HEAD TO ALIGN WITH DOOR HEAD HEIGHT.

2 03 — BUILT-IN DESK. PLASTIC LAMINATE FACED FRONT SKIRT AND END PANELS WITH 4"H. TOE KICK. INCLUDE 12"D. PLASTIC LAMINATE TRANSACTION CAP WITH STAINED WOOD BULLNOSED EDGES AT 42" AFF., 24"/30"D. PLASTIC LAMINATE WORK SURFACE AT 30" A.F.F. WITH PLASTIC LAMINATE SUPPORT PANELS BELOW AND PLASTIC GROMMETS IN HOLES AS NECESSARY. PROVIDE (1) PLASTIC LAMINATE BOX/BOX/FILE DRAWER BASE AND (1) FILE/FILE DRAWER BASE WITH WIRE PULLS.

04 — IN LIEU OF EXISTING 2' X 4' FLUORESCENT LIGHT PRISMATIC LENSE FIXTURES TO REMAIN, FURNISH AND INSTALL NEW 1/2" X 1/2" PARACUBE LENSE.

FINAL SPACE PLAN #1 - REVISION #2
MERLIN TECHNICAL SOLUTIONS - EXPANSION
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
REVISED 19 OCTOBER 2004
PAGE : 2 OF 5

FINANCIAL PLAZA

GENERAL NOTES FOR CONSTRUCTION COSTING

1.0 GENERAL DATA: ALL WORK SHALL CONFORM TO THE FOLLOWING:

1.01 FURNISHINGS, FIXTURES AND EQUIPMENT (FF&E), WHEN SHOWN ON THE PLAN, ARE DELINEATED ONLY TO ENHANCE THE SCALE OF THE PLAN. ALL FF&E SHOWN ON THE PLAN SHALL ASSUMED TO BE FURNISHED AND INSTALLED BY THE TENANT, UNLESS NOTED OTHERWISE (U.N.O.). THE TENANT SHALL BE RESPONSIBLE FOR CONFIRMING THAT SPACES SHOWN WILL ACCOMMODATE INSTALLATION OF ALL FF&E.

1.02 REFER TO AS-BUILT DRAWINGS (WHEN AVAILABLE) AND FIELD VERIFY EXISTING CONDITIONS TO DETERMINE REQUIREMENTS FOR DEMOLITION AND CONSTRUCTION.

1.03 ALL WORK SHALL COMPLY WITH STANDARDS, RULES AND REGULATIONS AS DEFINED BY LOCAL JURISDICTIONAL AUTHORITIES AND/OR THE BUILDING OWNER OR AGENT. REFER TO BUILDING STANDARDS OR PROJECT SPECIFICATIONS (WHEN AVAILABLE) FOR REQUIREMENTS PERTAINING TO BUILDING MATERIALS AND WORKMANSHIP.

1.04 ALL MATERIALS SHALL BE NEW AND SHALL MATCH BUILDING STANDARD QUALITY (U.N.O.).

1.05 ALL MATERIALS SCHEDULED FOR RE-USE SHALL BE INSPECTED FOR PROPER OPERATION AND CONDITION. REPAIR, CLEAN AND/ OR TOUCH-UP TO "LIKE NEW" CONDITION PRIOR TO RE-USE AND/OR RE-INSTALLATION.

1.06 SUBSTITUTIONS, VARIATIONS AND/OR DEVIATIONS FROM THE DRAWINGS SHALL NOT BE PERMITTED WITHOUT WRITTEN APPROVAL FROM TPSI.

1.07 THE OWNER OR AGENT MAY HAVE PRE-PURCHASED MATERIALS AND STOCKED THEM ON SITE AND/OR MAY HAVE PURCHASE AGREEMENTS WITH MANUFACTURERS FOR SOME MATERIALS. COORDINATE WITH BUILDING MANAGEMENT FOR PROCUREMENT OF THESE MATERIALS, IF ANY.

2.0 DEMOLITION: DEMOLISH AND REMOVE ALL MATERIALS AND DEBRIS IN ACCORDANCE WITH THE FOLLOWING:

2.01 REMOVE ALL MATERIALS (NOT SCHEDULED FOR RE-USE) AND DEBRIS COMPLETELY FROM THE PREMISES.

2.02 CAREFULLY REMOVE ALL MATERIALS SCHEDULED FOR RE-USE AND STORE IN A SAFE PLACE.

2.03 REPAIR ALL DEMOLITION "SCARS" AND MAKE READY FOR INCORPORATION INTO NEW CONSTRUCTION.

2.04 ELECTRICAL DEMOLITION SHALL INCLUDE REMOVAL OF ALL HANGERS, SUPPORTS, TERMINALS, CONDUITS AND PIPING, WIRING AND ALL APPARATUS IN IT'S ENTIRETY FROM SOURCE TO TERMINATION POINT.

2.05 REMOVE ALL COMMUNICATIONS WIRING AND CABLE AND/OR COMPONENTS NOT CURRENTLY IN-USE, FROM WALLS AND FROM ABOVE CEILING IN RETURN AIR PLENUMS.

2.06 PROTECT EXISTING IMPROVEMENTS ADJACENT TO NEW CONSTRUCTION AND ALONG PATH OF REMOVAL.

3.0 CARPENTRY & MILLWORK: WHEN INDICATED ON THE PLAN, ALL WOODWORK SHALL CONFORM TO THE FOLLOWING:

3.01 INSTALL BACKING/BLOCKING FOR ALL PLUMBING FIXTURES, DOOR STOPS AND MILLWORK (AS SPECIFIED).

3.02 ALL PRE-FABRICATED CABINETS, AS SPECIFIED, SHALL BE (ECONOMY OR CUSTOM) GRADE CONSTRUCTION AS DESCRIBED BY THE AWI. ALL OTHER WOODWORK SHALL BE CUSTOM GRADE CONSTRUCTION AS DESCRIBED BY THE AWI (U.N.O.).

4.0 DOOR ASSEMBLIES: DOORS, FRAMES, HARDWARE AND COMPONENTS SHALL CONFORM TO THE FOLLOWING:

4.01 RE-USE, RELOCATE AND/OR FURNISH AND INSTALL NEW DOOR ASSEMBLIES AND COMPONENTS CONFORMING TO BUILDING STANDARDS AND AS SHOWN ON THE DRAWINGS. DOOR ASSEMBLIES SHALL BE RATED/LABELED AS REQUIRED BY BUILDING CODE.

4.02 INSPECT, REPAIR, CLEAN AND TOUCH-UP EXISTING DOOR ASSEMBLIES AND COMPONENTS SCHEDULED FOR RE-USE AND RELOCATION TO "LIKE NEW" CONDITION PRIOR TO RE-USE AND/OR RE-INSTALLATION.

4.03 ASSUME ALL LATCH DEVICES TO BE NON-LOCKING PASSAGE FUNCTION HARDWARE. LATCH DEVICES FOR ENTRY AND EXIT DOORS FROM PUBLIC AREAS SHALL BE BUILDING STANDARD LOCKING FUNCTION HARDWARE (U.N.O.).

4.04 PROVIDE LEVER TYPE LATCHING HARDWARE, APPROVED FOR ACCESSIBILITY BY PERSONS WITH DISABILITIES, ON ALL EXIT AND ENTRY DOORS (NEW AND EXISTING).

4.05 PROVIDE LEVER TYPE LATCHING HARDWARE, APPROVED FOR ACCESSIBILITY BY PERSONS WITH DISABILITIES, ON ALL DOORS (NEW AND EXISTING), LEADING INTO ALL ROOMS AND SPACES (EXCEPT PRIVATE OFFICES, CLOSET, AND UTILITY ROOMS AND SPACES).

4.06 DOOR SPECIFICATION: STANDARD INT. DOOR SHALL BE 3'-0" x 7'-9" x 1.75". SOLID PARTICLE BOARD CORE WITH PLAIN SLICED OAK VENEER, STAINED AND VARNISHED. MATCH BUILDING STANDARD.

4.07 FRAME SPECIFICATION: STANDARD INT. DOOR FRAME SHALL BE WOOD FRAME/CASING MATCH BUILDING STANDARD.

4.08 HARDWARE SPECIFICATION: MATCH BUILDING STANDARD.

5.0 WALLS & PARTITIONS: WALLS AND PARTITIONS SHALL CONFORM TO THE FOLLOWING:

5.01 DIMENSIONS OF ROOMS AND SPACES, WHEN SHOWN ON THE PLAN, ARE APPROXIMATIONS ONLY AND ARE MEASURED FROM CENTERLINE OF INTERIOR PARTITIONS TO INSIDE FACE OF EXTERIOR WALLS, SILLS AND STOREFRONTS.

5.02 FURNISH AND INSTALL ONE LAYER OF GYPSUM BOARD EACH SIDE OF METAL STUDS AND TRACK, FLOOR TO CEILING, AT ALL NEW PARTITION LOCATIONS (U.N.O.). MATCH BUILDING STANDARD, OR EXISTING WALL ASSEMBLIES. REFER TO SPACE PLAN KEYED NOTES FOR LOCATIONS AND SPECIAL PARTITION ASSEMBLIES. USE FIRE CODE GYPSUM BOARD WHERE REQUIRED BY THE BUILDING CONSTRUCTION TYPE AND CODE.

5.03 INSPECT ALL AREAS AND ADD GYPSUM BOARD AND/OR MAKE NECESSARY REPAIRS TO WALLS AND PARTITIONS.

5.04 FURR ALL EXTERIOR COLUMNS AND OTHER PROJECTIONS AS NEEDED WITH STEEL STUDS AND DRYWALL AS REQUIRED BY THE PROJECT SPECIFICATIONS.

FINAL SPACE PLAN #1 - REVISED
MERLIN TECHNICAL SOLUTIONS - EXPANSION
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
REVISED 19 OCTOBER 2004
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6.0 CEILINGS: SUSPENDED CEILING SYSTEMS SHALL CONFORM TO THE FOLLOWING:

6.01 WHEN THE SUSPENDED CEILING GRID OR TILES ARE EXISTING THROUGHOUT: FIELD VERIFY EXISTING CONDITIONS AND REPAIR, REWORK AND/OR REPLACE DAMAGED AND/OR SOILED GRID MEMBERS AND TILES THROUGHOUT PROPOSED CONSTRUCTION AREA.

6.02 WHEN REQUIRED TO PROVIDE NEW SUSPENDED CEILING GRID OR TILES (WHERE DAMAGED BEYOND REPAIR OR NOT EXISTING): INSTALLATION SHALL BE IN COMPLETE ACCORDANCE WITH MFR. RECOMMENDATIONS AND WITH ASTM C635. MATCH EXISTING CONSTRUCTION METHODS FOR WALL AND CEILING JUNCTION (U.N.O.).

6.03 SPECIFICATION: GRID - 2' x 4' PATTERN GRID, 1" NOM. WIDTH, WHITE BAKED ON ENAMEL FINISH AS MFD. BY ARMSTRONG. TILE - 24" x 48" x 0.75" TH. LAY-IN TYPE TILE, WHITE, AS MFD. BY ARMSTRONG. CEILING HEIGHT - AT 8'-0" A.F.F. MATCH BUILDING STANDARD.

7.0 FINISH TREATMENTS: FINISH TREATMENTS SHALL CONFORM TO THE FOLLOWING:

7.01 WHERE NEW FLOOR AND BASE TRIM TREATMENTS ARE SCHEDULED, REMOVE EXISTING FLOOR COVERINGS AND BASE TRIM, AS NECESSARY, AND PREPARE FOR NEW TREATMENTS AS SPECIFIED HEREIN.

7.02 WHERE NEW WALL TREATMENTS ARE SCHEDULED, INSPECT, PATCH AND/OR REPAIR NEW AND EXISTING WALL SURFACES AND PREPARE FOR NEW TREATMENTS AS SPECIFIED HEREIN. REMOVE EXISTING WALL COVERINGS AND OTHER APPLIED FINISH TREATMENTS NOT SCHEDULED FOR RE-USE (U.N.O.).

7.03 INSTALL ALL FINISH TREATMENTS IN ACCORDANCE WITH MFR. WRITTEN SPECIFICATIONS AND RECOMMENDATIONS.

7.04 FINISH TREATMENT SPECIFICATIONS ARE AS FOLLOWS: FINISHES ARE EXISTING TO REMAIN THROUGHOUT EXISTING SUITE. (U.N.O.). PROVIDE AND/OR PATCH EXISTING CONDITIONS AS NECESSARY DUE TO NEW CONSTRUCTION. FURNISH AND INSTALL NEW TO MATCH EXISTING THROUGHOUT EXPANSION SUITE.
WALL TREATMENT W1 - PAINT, PROMAR 200 EG-SHELL, INTERIOR LATEX SATIN ENAMEL, SHERWIN-WILLIAMS. USE B20W200W SERIES WITH B28W200 PRIMER FOR ALL NEW DRYWALL PARTITIONS, PAINT TWO COATS (MIN.) AT ALL NEW WALLS. MATCH EXISTING. PAINT EXISTING PARTITIONS AS NECESSARY.
CARPET 'A' - 28 OZ. LOOP. MATCH CARPET AND INSTALLATION IN EXISTING SUITE.
VCT - ARMSTRONG STANDARD EXCELON, 12" X 12" X 1/8" GAUGE.
BASE TRIM - RUBBER BASE, 4" HIGH, ROPPE. PROVIDE COVE BASE AT CARPETED AREAS AND COVED BASE AT HARD SURFACE FLOOR AREAS AND CARPET TILES. MATCH EXISTING.
EXTERIOR WINDOW TREATMENT: RE-USE EXISTING WINDOW COVERINGS THROUGHOUT. INSPECT, REPAIR AND/OR CLEAN AS NECESSARY. BAG AND PROTECT DURING CONSTRUCTION.

8.0 FIRE PROTECTION / LIFE SAFETY: REWORK, REPAIR AND/OR ADD TO EXISTING FIRE SPRINKLER SYSTEM, SMOKE DETECTION SYSTEM AND/OR FIRE ALARM SYSTEM AS REQUIRED BY CODE AND PER ROOM DESCRIPTIONS AS SHOWN ON THE SPACE PLAN. FIELD VERIFY EXISTING CONDITIONS. COORDINATE WITH BUILDING MANAGER FOR ADDITIONAL REQUIREMENTS OR SPECIAL CONDITIONS.

8.01 PROVIDE PORTABLE, WALL MTD. FIRE EXTINGUISHERS EVERY 75' OF EXIT TRAVEL DISTANCE THROUGHOUT LIMIT OF CONSTRUCTION OR AS REQUIRED BY THE LOCAL FIRE DEPARTMENT OR LIFE SAFETY DEPT. PORTABLE FIRE EXTINGUISHERS SHALL COMPLY WITH UNIFORM FIRE CODE STANDARD 10-1.

9.0 HEATING, VENTING AND AIR CONDITIONING (HVAC): HVAC SHALL CONFORM TO THE FOLLOWING:

9.01 REWORK, REPAIR AND/OR ADD TO EXISTING HVAC SYSTEM AT AREAS OF RENOVATION AND OTHER AREAS AFFECTED BY THE REMODEL OF SPACE. BALANCE AND SUBMIT REPORT.

9.02 ASSUME DESIGN SHALL CONFORM TO STANDARD OFFICE SPACE CONDITIONS WITH A COMPUTER TERMINAL (PC) AT EVERY OFFICE, DESK OR WORKSTATION AND PER ROOM USAGE/DESCRIPTIONS AS SHOWN ON THE SPACE PLAN.

9.03 ADD AIR CONDITIONING FROM EXISTING BUILDING HVAC SYSTEM FOR ROOMS AND SPACES WITH INTERNAL HEAT LOADS FROM EQUIPMENT AND ABOVE STANDARD OCCUPANT LOADS, SUCH AS COPY ROOMS, CONFERENCE/ TRAINING CENTERS AND OTHER MEETING ROOMS.

9.04 SYSTEM DESCRIPTION: VARIABLE AIR VOLUME SYSTEM WITH PERIMETER HEATING COILS, UTILIZING PERIMETER LINEAR SLOT SUPPLY AIR DIFFUSERS, 24" x 24" SUPPLY AIR DIFFUSERS AND PERFORATED RETURN AIR GRILLES (AS NECESSARY). LIGHT FIXTURES MAY BE EQUIPPED WITH RETURN AIR VENTING.

FINAL SPACE PLAN #1 - REVISED
MERLIN TECHNICAL SOLUTIONS - EXPANSION
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
REVISED 19 OCTOBER 2004
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10.0 ELECTRICAL: ELECTRICAL WORK SHALL CONFORM TO THE FOLLOWING:

10.01 LIGHTING:

A) RE-USE AND/ OR RELOCATE EXISTING 2' x 4' FLUORESCENT FIXTURES OR ADD NEW BUILDING STANDARD FIXTURE FOR AVERAGE LEVEL OF 60 FOOT CANDLES AT DESK LEVEL THROUGHOUT (APPROXIMATELY ONE FIXTURE PER 80 SQ. FT.). SWITCH LIGHTS SEPARATELY FOR EACH ROOM AND/OR SPACE.

B) RE-USE AND/ OR RELOCATE EXISTING OR ADD NEW BUILDING STANDARD EMERGENCY LIGHTS AND ILLUMINATED EXIT SIGNS AS REQUIRED BY CODE.

C) C) LIGHT FIXTURE SPECIFICATION: 2' x 4' FLUORESCENT LIGHT FIXTURE - MATCH BUILDING STANDARD.

D) EXIT LIGHT SPECIFICATION: MATCH BUILDING STANDARD.

10.02 OUTLETS:

A) FURNISH AND INSTALL POWER RECEPTACLES, COMMUNICATIONS/ DATA ROUGH-IN OUTLETS, FURNITURE SYSTEM FEEDS AND JUNCTION BOXES AS SHOWN ON THE SPACE PLAN.

B) "N" INDICATES NEW DEVICE, ALL OTHER DEVICES ARE ASSUMED TO BE EXISTING TO REMAIN.

C) SPECIFICATION: REFER TO SYMBOLS LEGEND FOR SPECIFICATION.

10.03 GENERAL:

A) THE TENANT SHALL BE RESPONSIBLE FOR THE FOLLOWING:

1) FURNISH AND INSTALL PLENUM RATED COMMUNICATIONS/DATA CABLES, TERMINALS, ETC. AND MAKE ALL ROUGH AND FINAL CONNECTIONS FOR TENANT PROVIDED TELEPHONE AND/OR DATA SYSTEMS AND EQUIPMENT.

2) FURNISH COMMUNICATIONS/DATA NETWORK DESIGN AND REQUIREMENTS TO TPSI OR IT'S ENGINEERING DISCIPLINES PRIOR TO THE ESTIMATE FOR CONSTRUCTION COST AND THE COMMENCEMENT OF PRODUCTION OF CONSTRUCTION DOCUMENTS, INCLUDING ALL POWER AND CONDUIT/PIPING REQUIREMENTS, AND ENVIRONMENTAL CONDITIONS REQUIRED.

3) FURNISH AND INSTALL COMMUNICATIONS/ DATA TERMINAL COVER PLATES AND JACKS.

B) DEVICE COVER PLATES AT PARTITIONS SCHEDULED TO RECEIVE FIELD APPLIED WALL COVERING SHALL BE WRAPPED WITH SCHEDULED WALL COVERING.

C) ALL DEVICES AND COVER PLATES SHALL BE WHITE COLOR (U.N.O.).

SMOKE DETECTION REQUIREMENTS:

SMOKE DETECTORS. SMOKE DETECTORS SHALL COMPLY WITH THE FOLLOWING:

1. LOCATION: A. WITHIN 4 FEET OF EACH EXIT DOOR.
   B. MAXIMUM SPACING OF 30 FEET ON CENTER WITHIN CORRIDORS
   C. IN ROOMS AND OPEN AREAS IN EXCESS OF 900 SQUARE FEET, SMOKE DETECTORS SHALL BE INSTALLED WITH SPACING NOT TO EXCEED 900 SQUARE FEET OR IN ACCORDANCE WITH THEIR LISTING.
   D. IN STORAGE AND COMPUTER ROOMS, AND IN SUCH OTHER ROOMS AS DEEMED NECESSARY BY THE BUILDING OFFICIAL.
2. THE SMOKE DETECTORS LOCATED WITHIN 4 FEET OF EACH EXIT DOOR SHALL BE CONNECTED TO THE CENTRAL BUILDING ALARM SYSTEM, IF EXISTING. NO OTHER TENANT DETECTORS SHALL BE CONNECTED TO THE CENTRAL BUILDING ALARM SYSTEM.
3. SMOKE DETECTORS SHALL BE CEILING-MOUNTED.
4. SMOKE DETECTORS SHALL BE HARD-WIRED TO AN EMERGENCY CIRCUIT AHEAD OF THE MAIN.
5. SMOKE DETECTORS SHALL BE LISTED FOR COMMERCIAL USE.
6. ACTIVATION OF ANY ONE DETECTOR SHALL SOUND AN ALARM AUDIBLE WITHIN TENANT SPACE.
7. ALARM WORK TO BE DONE BY LICENSED ALARM CONTRACTOR.
8. CONTRACTOR TO SUPPLY CERTIFICATION LETTER TO FIRE DEPARTMENT PRIOR TO FINAL INSPECTION.
9. NFPA-72 AND GREENWOOD VILLAGES CODES.

FINAL SPACE PLAN #1 - REVISED
MERLIN TECHNICAL SOLUTIONS - EXPANSION
FINANCIAL PLAZA
LEVEL THREE (3) - SUITE #A306
PREPARED BY TPS - MH / KP
19 OCTOBER 2004
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